AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2001

                                                      REGISTRATION NOS. 33-19423
                                                                        811-5436
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|

                          PRE-EFFECTIVE AMENDMENT NO.                        | |

                          POST-EFFECTIVE AMENDMENT NO. 32                    |X|
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     |X|

                                AMENDMENT NO. 34

                        (CHECK APPROPRIATE BOX OR BOXES)

                         -----------------------------
                          PHOENIX MULTI-PORTFOLIO FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         -----------------------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         -----------------------------
                               PAMELA S. SINOFSKY
                            ASSISTANT VICE PRESIDENT
                              AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                         -----------------------------

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
|X| on March 30, 2001 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on             pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on             pursuant to paragraph (a)(ii) of Rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                          PHOENIX MULTI-PORTFOLIO FUND

                  Cross Reference Sheet Pursuant to Rule 495(a)

          THIS REGISTRATION STATEMENT CONTAINS TWO PROSPECTUSES AND TWO
           STATEMENTS OF ADDITIONAL INFORMATION. THESE ARE IDENTIFIED
                       AS VERSION A AND VERSION B OF EACH.

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS


ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           -------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
----------------------------                                            -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans

19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

      INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE
                APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS
                             REGISTRATION STATEMENT.

Phoenix Investment Partners

                              Prospectus

                                             March 30, 2000



-------- Aberdeen

         Phoenix-Aberdeen
         International Fund




-------- Duff & Phelps

         Phoenix-Duff & Phelps
         Real Estate Securities Fund




-------- Goodwin

         Phoenix-Goodwin
         Emerging Markets Bond Fund

         Phoenix-Goodwin
         Tax-Exempt Bond Fund




-------- Seneca

         Phoenix-Seneca
         Tax Sensitive Growth Fund



                                       Neither the Securities and Exchange
                                       Commission nor any state securities
                                       commission has approved or
                                       disapproved of these securities or
                                       determined if this prospectus is
                                       truthful or complete. Any representation to the contrary is a criminal offense.

                                       This prospectus contains important
                                       information that you should know
                                       before investing in the Phoenix-Aberdeen
                                       International Fund, Phoenix-Duff &
                                       Phelps Real Estate Securities Fund,
                                       Phoenix-Goodwin Emerging Markets
                                       Bond Fund, Phoenix-Goodwin
                                       Tax-Exempt Bond Fund and
                                       Phoenix-Seneca Tax Sensitive Growth
                                       Fund. Please read it carefully and
                                       retain it for future reference.
[logo] PHOENIX
       INVESTMENT PARTNERS

       Committed to Investor Success(SM)

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------
                    Phoenix-Aberdeen International Fund
                       Investment Risk and Return Summary....................  1
                       Fund Expenses.........................................  4
                       Management of the Fund................................  5
                    Phoenix-Duff & Phelps Real Estate Securities Fund
                       Investment Risk and Return Summary....................  7
                       Fund Expenses......................................... 11
                       Management of the Fund................................ 12
                    Phoenix-Goodwin Emerging Markets Bond Fund
                       Investment Risk and Return Summary.................... 14
                       Fund Expenses......................................... 18
                       Management of the Fund................................ 19
                    Phoenix-Goodwin Tax-Exempt Bond Fund
                       Investment Risk and Return Summary.................... 21
                       Fund Expenses......................................... 25
                       Management of the Fund................................ 26
                    Phoenix-Seneca Tax Sensitive Growth Fund
                       Investment Risk & Return Summary...................... 27
                       Fund Expenses......................................... 30
                       Management of the Fund................................ 31
                    Additional Investment Techniques......................... 36
                    Pricing of Fund Shares................................... 40
                    Sales Charges............................................ 41
                    Your Account............................................. 44
                    How to Buy Shares........................................ 46
                    How to Sell Shares....................................... 46
                    Things You Should Know When Selling Shares............... 47
                    Account Policies......................................... 48
                    Investor Services........................................ 50
                    Tax Status of Distributions.............................. 51
                    Financial Highlights..................................... 52
                    Additional Information................................... 59

[triangle] Phoenix
           Multi-
           Portfolio
           Fund

PHOENIX-ABERDEEN INTERNATIONAL FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, at least 80% of the fund's total assets are invested in foreign (non-U.S.) issuers located in three or more foreign countries. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country.

> The fund invests primarily in common stocks of established foreign companies believed to have potential for growth of capital, income or both. At any time, the fund may invest exclusively or primarily either for growth or income.

> The adviser manages the fund's investment program and general operation of the fund. The subadviser manages the investments of the fund using a top-down regional allocation approach coupled with a bottom-up stock selection process. Country and geographic allocations are based on such economic, monetary and political factors as:

                  o prospects for relative economic growth among countries;

                  o expected levels of inflation;

                  o governmental policies influencing business decisions;

                  o relative price levels of the various capital markets;

                  o the outlook for currency relationships; and

                  o the range of individual investment opportunities available.

> Within the designated country allocations, the subadviser uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.


Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

                                           Phoenix-Aberdeen International Fund 1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of the fund's investments that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as:

         o  less publicly available information about foreign countries;

         o  political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;

         o  the possibility of expropriation or confiscatory taxation; and

         o  changes in investment or exchange regulations.

Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


2 Phoenix-Aberdeen International Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen International Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
   1991                 10.76
   1992                -12.41
   1993                 37.61
   1994                 -0.08
   1995                  9.68
   1996                 17.39
   1997                 10.94
   1998                 25.90
   1999                 27.27
   2000                -17.44


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 22.34% (quarter ending March 31, 1998) and the lowest return for a quarter was -17.05% (quarter ending September 30, 1998).


 -----------------------------------------------------------------------------------------------------------------

 Average Annual Total Returns                                                               Life of the Fund(2)
                                                                                    ------------------------------
    (for the periods ending 12/31/00)(1)   One Year     Five Years      Ten Years      Class B        Class C
 -----------------------------------------------------------------------------------------------------------------
    Class A Shares                         -22.19%        10.18%          9.04%          N/A            N/A
 -----------------------------------------------------------------------------------------------------------------
    Class B Shares                         -20.98%        10.67%           N/A          8.88%           N/A
 -----------------------------------------------------------------------------------------------------------------
    Class C Shares                         -18.02%          N/A            N/A           N/A           2.09%
 -----------------------------------------------------------------------------------------------------------------
    The Morgan Stanley Capital
    International EAFE Index(3)            -13.96%         7.43%          8.56%         7.32%          4.47%
 -----------------------------------------------------------------------------------------------------------------
    S&P 500 Composite                       -9.19%        18.42%         17.50%         20.18%         2.72%
    Stock Price Index(4)

 -----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.


(2) Class B Shares since July 15, 1994 and Class C Shares since March 30, 1999.

(3) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance. The Index's performance does not reflect sales charges.

(4) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.


                                           Phoenix-Aberdeen International Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None              5%(a)             1%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends      None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%
Other Expenses                                                  0.65%             0.65%             0.65%
                                                                ----              ----              ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.65%             2.40%             2.40%
                                                                ====              ====              ====

---------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4 'Phoenix-Aberdeen International Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $733                 $1,065                 $1,420                $2,417
-----------------------------------------------------------------------------------------------------------------
   Class B                      $643                   $948                 $1,280                $2,550
-----------------------------------------------------------------------------------------------------------------
   Class C                      $343                   $748                 $1,280                $2,736

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $243                  $748                  $1,280                $2,550
-----------------------------------------------------------------------------------------------------------------
   Class C                      $243                  $748                  $1,280                $2,736

-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Aberdeen Fund Managers, Inc. ("Aberdeen") is the subadviser to the fund and is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund since their inception in 1996. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of December 31, 2000, Aberdeen Asset Management PLC had $43.7 billion in assets under management.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Aberdeen, as subadviser, is responsible for day-to-day management of the fund's portfolio. Aberdeen manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays

                                           Phoenix-Aberdeen International Fund 5

Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                          $1st billion           through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.75%                    0.70%                     0.65%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Aberdeen a subadvisory fee at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                          $1st billion           through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                           0.375%                    0.35%                    0.325%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,313,364. The ratio of management fees to average net assets for the fiscal year ended November 30, 2000 was 0.75%.


PORTFOLIO MANAGEMENT
Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the fund's portfolio.

6 Phoenix-Aberdeen International Fund

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Duff & Phelps Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests 75% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate.

> The fund may concentrate its assets in the real estate industry. The fund is non-diversified under federal securities laws.

> The fund intends to invest principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may also invest in mortgage REITs. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools.


> The adviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the adviser screens the universe of eligible securities for those that it believes offer the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.


> Securities are evaluated for sale if their market value exceeds the adviser's estimated value, its financial performance is expected to decline or if the adviser believes the security's issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the adviser believes there are extraordinary risks associated with investment in real estate market securities, the fund may invest up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

                             Phoenix-Duff & Phelps Real Estate Securities Fund 7

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of the fund's investments that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

NON-DIVERSIFICATION
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE INDUSTRY CONCENTRATION
Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

8 Phoenix-Duff & Phelps Real Estate Securities Fund

REIT SECURITIES
REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of the underlying real estate investment which may result in a lower price when the fund sells its shares in the REIT. REITs may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT that you, as a shareholder in the fund, indirectly bear.

                             Phoenix-Duff & Phelps Real Estate Securities Fund 9

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1996                32.77
    1997                21.83
    1998               -20.11
    1999                 4.12
    2000                31.96


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.60% (quarter ending December 31, 1996) and the lowest return for a quarter was -12.15% (quarter ending September 30, 1998).


------------------------------------------------------------------------------------------------------------------

   Average Annual Total Returns                One Year             Five Years           Life of the Fund(2)
   (for the periods ending 12/31/00)(1)
------------------------------------------------------------------------------------------------------------------
   Class A Shares                               24.38%                10.85%                    12.30%
------------------------------------------------------------------------------------------------------------------
   Class B Shares                               26.89%                11.30%                    12.59%
------------------------------------------------------------------------------------------------------------------
   S&P 500 Composite                            -9.19%                18.42%                    20.81%
   Stock Price Index(3)
------------------------------------------------------------------------------------------------------------------
   NAREIT Index(4)                              26.36%                10.10%                    11.21%

------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and Class B Shares since March 1, 1995.


(3) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

(4) The National Association of Real Estate Investment Trust (NAREIT) Index is a unmanaged, commonly used measure of REIT performance. The Index's performance does not reflect sales charges.


10 Phoenix-Duff & Phelps Real Estate Securities Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------
                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.75%                      0.75%
Distribution and Service (12b-1) Fees(c)                             0.25%                      1.00%
Other Expenses                                                       0.79%                      0.79%
                                                                     ----                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                              1.79%                      2.54%
                                                                     ====                       ====

----------------------------
(a) The fund's investment adviser has agreed to reimburse through March 31, 2002 the Phoenix-Duff & Phelps Real Estate Securities Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.30% for each Class of Shares. Actual Total Annual Fund Operating Expenses after expense reimbursement were 1.30% for Class A Shares and 2.05% for Class B Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Phoenix-Duff & Phelps Real Estate Securities Fund 11

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR               3 YEARS                5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $746                 $1,106                 $1,489                $2,559
-----------------------------------------------------------------------------------------------------------------
   Class B                      $657                  $991                  $1,350                $2,692

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

    Class B                     $257                  $791                  $1,350                $2,692

-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 2000, Duff & Phelps had approximately $7 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-----------------------------------------------------------------------------------------------------------------
                                         $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.75%                      0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------

12 Phoenix-Duff & Phelps Real Estate Securities Fund

During the fund's last fiscal year, the fund paid total management fees of $237,476. The ratio of management fees to average net assets for the fiscal year ended November 30, 2000 was 0.75%.

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until March 31, 2002, to the extent that such expenses exceed 0.30% of the average annual net asset values of the fund.


PORTFOLIO MANAGEMENT

Michael Schatt is responsible for managing the assets of the fund. Mr. Schatt is employed as Managing Director of Phoenix Investment Partners, Ltd. and is a Senior Vice President of Duff & Phelps, as well as Vice President, Phoenix Duff & Phelps Institutional Mutual Funds, The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund and Duff & Phelps Utilities Income Inc. His current responsibilities include serving as Portfolio Manager of the fund, the Real Estate Securities Series of The Phoenix Edge Series Fund, and managing the real estate investment securities of Duff & Phelps Utilities Income, Inc. Previously, he served as Director of the Real Estate Advisory Practice for PricewaterhouseCoopers, LLC and has over 20 years experience in the real estate industry.


                            Phoenix-Duff & Phelps Real Estate Securities Fund 13

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in emerging market debt securities. An issuer is deemed to be located in an emerging market if it is organized under the laws of an emerging market country; its principal securities trading market is in an emerging market country; or at least 50% of its non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years has been derived from emerging market country activities. The adviser considers emerging markets to be any country that is defined as an emerging or developing economy by the World Bank, International Finance Corporation, or The United Nations or its authorities.


> The fund is non-diversified under federal securities laws. Generally, the fund invests in issuers in three or more countries. However, it may concentrate more than 25% of its assets in issuers of a single country.


> Fund investments are predominantly in high yield-high risk debt securities ("junk bonds"). To reduce currency risk, the fund intends to invest primarily in U.S. dollar denominated debt securities.


> The adviser selects securities and countries for investment that it believes have strong fundamentals such as cash flow and economic stability. Securities may be evaluated for sale if the security underperforms based on original expectations or if there are changes in the original fundamentals.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the JP Morgan Emerging Markets Bond Index Plus. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2000 the modified adjusted duration of the JP Morgan Emerging Markets Bond Index Plus was 5.24 years.

14 Phoenix-Goodwin Emerging Markets Bond Fund

>        Securities selected for portfolio investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2000 the maturity of the JP Morgan Emerging Markets Bond Index Plus was 14.10 years.


Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may invest without limit in U.S. debt securities, including short-term money market instruments. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the time of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

EMERGING MARKET INVESTING
Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In


                                   Phoenix-Goodwin Emerging Markets Bond Fund 15
addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

FOREIGN INVESTING
Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES
High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

NON-DIVERSIFICATION
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.


16 Phoenix-Goodwin Emerging Markets Bond Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Emerging Markets Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

 [GRAPHIC OMITTED]

        Calendar Year           Annual Return (%)
           1996                      54.44
           1997                      13.73
           1998                     -32.88
           1999                      40.04
           2000                       1.12

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.84% (quarter ending December 31, 1998) and the lowest return for a quarter was -35.96% (quarter ending September 30, 1998).


------------------------------------------------------------------------------------------------------------------

                                                                                   Life of the Fund(2)
Average Annual Total Returns                                           -------------------------------------------
(for the periods ending 12/31/00)(1)     One Year        Five Years      Class A       Class B         Class C
------------------------------------------------------------------------------------------------------------------
   Class A Shares                          -3.68%           9.72%         11.20%         --             --
------------------------------------------------------------------------------------------------------------------
   Class B Shares                          -3.32%           9.91%          --           11.34%          --
------------------------------------------------------------------------------------------------------------------
   Class C Shares                           0.37%           N/A            --            --           -5.21%
------------------------------------------------------------------------------------------------------------------
   JP Morgan Emerging Markets
   Bond Index Plus (3)                     15.67%          14.46%         16.14%        16.14%         6.33%
------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate               11.63%           6.46%         6.98%         6.98%          6.36%
   Bond Index(4)
------------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and Class B Shares since September 5, 1995, and Class C Shares since March 27, 1998.


(3) The JP Morgan Emerging Markets Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The Index's return does not reflect sales charges.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.



                                  Phoenix-Goodwin Emerging Markets Bond Fund 17

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)             1%(b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                        None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%
Other Expenses                                                  0.50%             0.50%             0.50%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.50%             2.25%             2.25%
                                                                =====             =====             =====

----------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


18 Phoenix-Goodwin Emerging Markets Bond Fund

--------------------------------------------------------------------------------
   CLASS          1 YEAR           3 YEARS         5 YEARS             10 YEARS
--------------------------------------------------------------------------------
   Class A         $621             $930            $1,260              $2,191
--------------------------------------------------------------------------------
   Class B         $629             $906            $1,210              $2,407
--------------------------------------------------------------------------------
   Class C         $329             $706            $1,210              $2,595
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


--------------------------------------------------------------------------------
   CLASS          1 YEAR           3 YEARS         5 YEARS             10 YEARS
--------------------------------------------------------------------------------
   Class B         $229             $706            $1,210              $2,407
--------------------------------------------------------------------------------
   Class C         $229             $706            $1,210              $2,595
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------

                   $1st billion    $1+ billion through $2 billion    $2+ billion
--------------------------------------------------------------------------------
Management Fee        0.75%                    0.70%                    0.65%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $809,315. The ratio of management fees to average net assets for the fiscal year ended November 30, 2000 was 0.75%.



                                   Phoenix-Goodwin Emerging Markets Bond Fund 19

PORTFOLIO MANAGEMENT
Peter S. Lannigan is the Portfolio Manager of the fund and as such is primarily responsible for the day-to-day management of the fund. Mr. Lannigan served as Co-Manager of the fund from April 1995 until November 1996. Mr. Lannigan served as a Vice President of Phoenix between May 1995 and September 1996, a Director, Fixed Income Research between 1996-1997, and presently, he is a Managing Director, Fixed Income. From 1993 until 1995, he was a Director, Fixed Income Research for Phoenix Home Life Mutual Insurance Company.


20 Phoenix-Goodwin Emerging Markets Bond Fund

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Tax-Exempt Bond Fund has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances and as a matter of fundamental policy, the fund invests at least 65% of total assets in municipal bonds, the income of which is fully exempt from federal taxation, and at least 80% of its net assets in municipal bonds and other municipal securities, the income of which is fully exempt from federal income taxation.

> "Municipal securities" means obligations, including municipal bonds, notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies and instrumentalities, and certain industrial development bonds, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation. The fund intends to invest primarily in municipal bonds.

> The fund may, from time to time, concentrate its assets in a particular segment of the municipal securities market.

> Municipal securities selected for investment have, at the time of investment, credit ratings within the four highest rating categories, or, if unrated, are of comparable quality in the adviser's opinion. The fund may continue to hold securities whose credit rating drops below investment grade.


> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investment in various sectors (such as water and sewer, education, transportation and electrical utilities) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values and geographic opportunities. Securities within sectors are selected based on the structure of the security, such as the coupon rate, calls, and maturity, and the adviser's belief that the security offers potential for total return based on risk-to-reward tradeoff.


                                         Phoenix-Goodwin Tax-Exempt Bond Fund 21

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Municipal Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2000 the modified adjusted duration of the Lehman Brothers Municipal Bond Index was 7.18 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark exposure to interest rate risk. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2000 the maturity of the Lehman Brothers Municipal Bond Index was 13.89 years.


Temporary Defensive Strategy: The fund may invest all of its assets in U.S. Government obligations, high investment grade corporate debt securities, high investment grade commercial paper, certificates of deposit and repurchase agreements with banks, brokers and dealers considered by the fund to be trustworthy for temporary defensive purposes. In such instances, the fund may not achieve its stated objective.

Please refer to "Additional Investment Techniques" for taxable securities in which the fund may invest, as well as other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


22 Phoenix-Goodwin Tax-Exempt Bond Fund

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


MUNICIPAL SECURITIES
Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

MUNICIPAL SECURITIES INDUSTRY CONCENTRATION
Concentration in a particular segment of the municipal securities industry may subject the fund to additional risks. Securities in other segments may provide greater investment return in certain market conditions, and conditions which negatively impact the concentrated segment will have a greater impact on this fund as compared to a fund which does not concentrate in one segment.


                                        Phoenix-Goodwin Tax-Exempt Bond Fund  23

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Tax-Exempt Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

        Calendar Year           Annual Return (%)
           1991                       11.41
           1992                       10.65
           1993                       13.44
           1994                       -7.41
           1995                       18.21
           1996                        3.05
           1997                        8.33
           1998                        3.10
           1999                       -3.65
           2000                       11.35

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 8.07% (quarter ending March 31, 1995) and the lowest return for a quarter was -6.00% (quarter ending March 31, 1994).


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/00)(1)      One Year       Five Years      Ten Years      Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                             6.06%           3.30%           6.05%               N/A
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                             6.56%           3.54%            N/A               4.34%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Municipal
   Bond Index(3)                             11.69%           5.84%           7.32%              6.13%(4)
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate                 11.63%           6.46%           7.96%              6.91%(4)
   Bond Index(5)
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class B Shares since March 16, 1994.


(3) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The Index's performance does not reflect sales charges.


(4) Index performance since February 28, 1994.


(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.



24 Phoenix-Goodwin Tax-Exempt Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                     SHARES                     SHARES
                                                                     ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------
                                                                   CLASS A                     CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.45%                      0.45%
Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%
Other Expenses                                                       0.42%                      0.42%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.12%                      1.87%
                                                                     =====                      =====

----------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS          1 YEAR           3 YEARS         5 YEARS             10 YEARS
--------------------------------------------------------------------------------

   Class A         $584             $814            $1,063              $1,773
--------------------------------------------------------------------------------
   Class B         $590             $788            $1,011              $1,995

--------------------------------------------------------------------------------


                                        Phoenix-Goodwin Tax-Exempt Bond Fund  25

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS          1 YEAR           3 YEARS         5 YEARS             10 YEARS
--------------------------------------------------------------------------------

   Class B         $190             $588            $1,011              $1,995

--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                     $1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
Management Fee          0.45%                   0.40%                   0.35%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $387,724. The ratio of management fees to average net assets for the fiscal year ended November 30, 2000 was 0.45%.


PORTFOLIO MANAGEMENT

Timothy Heaney has served as Portfolio Manager of the fund since September 1997 and, as such, is primarily responsible for the day-to-day management of the fund. Mr. Heaney is also the Portfolio Manager of Phoenix-Goodwin California Tax-Exempt Bond Fund and, from March 1996 to September 1997, he served as Co-Manager. Mr. Heaney is Vice President of the fund and served as Director, Fixed Income Research of Phoenix from 1996 to 1998. Since 1998, he is Managing Director, Fixed Income of Phoenix. From 1995 to 1996, he was an Investment Analyst with Phoenix, and, from 1992 to 1994, he was an Investment Analyst with Phoenix Home Life Mutual Insurance Company. Mr. Heaney earned the right to use the Chartered Financial Analyst designation in 1995.


26 Phoenix-Goodwin Tax-Exempt Bond Fund

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Seneca Tax Sensitive Growth Fund has an investment objective to seek capital appreciation consistent with maximizing after tax returns. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in common stocks, primarily common stocks of domestic (U.S.) growth companies of any size.

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks to maximize after-tax returns while promoting growth with controlled risk.

> The subadviser seeks to maximize after-tax returns by employing any or all of the following strategies:

         o selecting securities the subadviser believes may achieve high pre-tax returns with emphasis on the likelihood of long-term returns rather than short-term returns;

         o  limiting turnover when it is believed to be appropriate;

         o holding securities to achieve long-term capital gain status when possible; and

         o matching any losses with gains when the subadviser believes it to be advantageous.

> The subadviser's growth strategy uses a screening process to select stocks of companies that it believes are:

         o  growing earnings at accelerated rates;

         o  producing quality, sustainable earnings;

         o  reasonably valued relative to their growth rate and to the market;

         o  well managed; and

         o have potential to exceed earnings expectations (so-called "earnings surprisers").


                                     Phoenix-Seneca Tax Sensitive Growth Fund 27

>        Stocks are reviewed for sale if:

         o  earnings reports disappoint;

         o  valuation levels reach the top of their historic levels; or

         o  earnings momentum peaks.

>        Approximately 30-50 securities are selected for the fund's portfolio.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of the fund's investments that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL AND MEDIUM CAPITALIZATIONS
Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


28 Phoenix-Seneca Tax Sensitive Growth Fund

TAX MANAGEMENT STRATEGY
There is no guarantee that strategies aimed at avoiding the recognition of large capital gains will be successful. As a result, the fund may have taxable gains from time to time. In addition, certain tax advantages currently available to reduce after-tax returns may be negatively affected by future state and federal tax legislation.

PERFORMANCE TABLES
Performance tables are not included for the Phoenix-Seneca Tax Sensitive Growth Fund because the fund has not had annual returns for at least one calendar year.


                                     Phoenix-Seneca Tax Sensitive Growth Fund 29

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A      CLASS B      CLASS C      CLASS X
                                                             SHARES       SHARES       SHARES       SHARES
                                                             ------       ------       ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.75%        None         None         None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None         5%(b)        1%(c)        None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                     None         None         None         None
Redemption Fee                                                None         None         None         None
Exchange Fee                                                  None         None         None         None
                                                          -----------------------------------------------------
                                                             CLASS A      CLASS B      CLASS C      CLASS X
                                                             SHARES       SHARES       SHARES       SHARES
                                                             ------       ------       ------       ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.75%        0.75%        0.75%        0.75%
Distribution and Service (12b-1) Fees(d)                      0.25%        1.00%        1.00%        None
Other Expenses                                                3.23%        3.23%        3.23%        3.23%
                                                              -----        -----        -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                       4.23%        4.98%        4.98%        3.98%
                                                              =====        =====        =====        =====

---------------------------
(a) The fund's investment adviser has agreed to reimburse through March 31, 2002 the Phoenix-Seneca Tax Sensitive Growth Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.35% for each Class of Shares. Actual Total Annual Fund Operating Expenses after expense reimbursement were 1.35% for Class A Shares, 2.10% for Class B Shares, 2.10% for Class C Shares, and 1.10% for Class X Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


30 Phoenix-Seneca Tax Sensitive Growth Fund

--------------------------------------------------------------------------------
   CLASS          1 YEAR           3 YEARS         5 YEARS             10 YEARS
--------------------------------------------------------------------------------
   Class A         $975            $1,785           $2,607              $4,719
--------------------------------------------------------------------------------
   Class B         $898            $1,694           $2,491              $4,841
--------------------------------------------------------------------------------
   Class C         $598            $1,494           $2,491              $4,985
--------------------------------------------------------------------------------
   Class X         $400            $1,212           $2,041              $4,189
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS          1 YEAR           3 YEARS         5 YEARS             10 YEARS
--------------------------------------------------------------------------------
   Class B         $498            $1,494           $2,491              $4,841
--------------------------------------------------------------------------------
   Class C         $498            $1,494           $2,491              $4,985
--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2000, Seneca had $12 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


                                     Phoenix-Seneca Tax Sensitive Growth Fund 31

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Seneca, as subadviser, is responsible for day-to-day management of the fund's portfolio. Seneca manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                     $1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
Management Fee          0.75%                   0.70%                   0.65%
--------------------------------------------------------------------------------

Phoenix pays Seneca a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
                     $1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
Subadvisory Fee         0.375%                  0.350%                  0.325%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $38,773. The ratio of management fees to average net assets for the fiscal year ended November 30, 2000 was 0.75%.

The adviser has voluntarily agreed to assume total fund operating expenses of the fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until March 31, 2002, to the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:

--------------------------------------------------------------------------------
                      Class A         Class B       Class C        Class X
                       Shares         Shares         Shares        Shares
--------------------------------------------------------------------------------
Tax Sensitive
Growth Fund            1.35%           2.10%         2.10%          1.10%
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT
Investment and trading decisions for the fund are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the fund.

Gail P. Seneca. Ms. Seneca serves as Co-Manager of the fund. Ms. Seneca also serves as Co-Manager of Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund and the Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. Ms. Seneca also serves as a team leader for each of the Phoenix-Seneca Funds. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management


32 Phoenix-Seneca Tax Sensitive Growth Fund

Division of Wells Fargo Bank, and, from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

Richard D. Little. Mr. Little serves as Co-Manager of the fund. Mr. Little serves as Co-Manager of Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund and the Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. Mr. Little also serves as a Portfolio Manager for Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund of Phoenix-Seneca Funds. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

Ronald K. Jacks. Mr. Jacks serves as Co-Manager of the fund. He also serves as Co-Manager of the Phoenix-Seneca Growth and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund and the Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. Mr. Jacks also serves as a Portfolio Manager for Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund of Phoenix-Seneca Funds. Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a Portfolio Manager with Seneca or GMG/Seneca since July 1990.

PRIOR INVESTMENT PERFORMANCE OF SENECA
The following table sets forth composite performance data relating to the historical performance of the private accounts managed by Seneca investment professionals that have substantially the same investment objectives, policies, strategies and risks as the fund. The data is provided to illustrate the past performance of Seneca in managing substantially similar accounts as compared to the S&P 500. Investors should not consider this performance data as an indication of past or future performance of the fund or of Seneca.

Seneca has calculated its composite performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPSTM"), except that net, rather than gross, information was used. Net performance results include commission and custodial expenses, as well as management fees. Gross results do not reduce performance by the amount of investment management fees. AIMR has not been involved with the preparation or review of this illustration. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

AIMR composite performance figures are a quarterly aggregate of monthly returns of a group of similar accounts which are time weighted and asset weighted. Quarterly and yearly composite


                                     Phoenix-Seneca Tax Sensitive Growth Fund 33
returns are the result of geometrically linking monthly and quarterly returns, respectively. (Each composite return figure is compounded by the successive period's composite return.)

All returns presented were calculated on a total return basis and include all dividends, interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the maximum advisory fee of 1.00% of assets under management, brokerage commissions and execution costs paid by Seneca's private accounts, without provision for income taxes. Only those private accounts where Seneca exercised full discretionary investment authority have been included in the composite performance data. The private accounts included in Seneca's composite performance data are not subject to the same expenses and specific tax restrictions applicable to regulated investment companies, such as the Phoenix-Seneca Tax Sensitive Growth Fund, under Subchapter M of the Internal Revenue Code and are not subject to Investment Company Act of 1940 restrictions on investment limitations and diversification. Consequently, Seneca's performance results would have been lower had fund expenses been used and could have been adversely affected had these regulations applied to the private accounts.

There are some differences between AIMR composites and the SEC standardized formula. The SEC standardized formula (average annual total return) is calculated net of portfolio fees and expenses as well as investment commissions while AIMR composites are net of portfolio expenses but gross of management fees. (Although the fund used AIMR composites, net rather than gross information was used.) A composite return is the aggregate total return of a group of similar accounts while the SEC formula is applied to only one account (mutual fund). The time weighting of the composite differs from the SEC formula in that the monthly total returns calculated for each account within the composite are adjusted for cash flows and income accruals by assuming that these flows occur mid-month. Consequently, composite performance is not overstated as a result of new investments nor penalized by withdrawals. Mutual funds, in contrast, calculate their net asset value daily and no adjustments would therefore be required when calculating total returns. For AIMR composites, accounts are dollar weighted to reflect the proportionate effect of account size on total return within the composite.

The composite performance data presented below has been prepared in accordance with the AIMR Performance Presentation Standards. The investment results presented below could be calculated using different methods thereby producing different results. The performance below reflects past performance of Seneca for periods ending December 31, 2000 for similarly managed private accounts and is not indicative of future results for the Phoenix-Seneca Tax Sensitive Growth Fund.

--------------------------------------------------------------------------------
   Period                            Adviser's Composite                S&P 500
--------------------------------------------------------------------------------
   One Year                                 17.1%                        -9.2%
--------------------------------------------------------------------------------
   Three Years                              15.1%                        12.3%
--------------------------------------------------------------------------------
   Since Inception (1/1/96)                 19.9%                        18.3%
--------------------------------------------------------------------------------


34 Phoenix-Seneca Tax Sensitive Growth Fund

The private accounts whose composite returns are shown above were managed by a team of Seneca professionals lead by Ms. Seneca, Mr. Little and Mr. Jacks. The fund similarly is managed by a team lead by these same individuals.


                                     Phoenix-Seneca Tax Sensitive Growth Fund 35

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Aberdeen International Fund ("International"), Phoenix-Duff & Phelps Real Estate Securities Fund ("Real Estate"), Phoenix-Goodwin Emerging Markets Bond Fund ("Emerging Markets"), Phoenix-Goodwin Tax-Exempt Bond Fund ("Tax-Exempt") and Phoenix-Seneca Tax Sensitive Growth Fund ("Tax Sensitive Growth") may engage in the following investment techniques as indicated:


BORROWING
Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

BRADY BONDS
Emerging Markets may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.

CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES
Real Estate may invest in mortgaged-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

CONVERTIBLE SECURITIES
International and Real Estate may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks, but lower yields than comparable nonconvertible securities.


36 Phoenix Multi-Portfolio Fund

DEBT SECURITIES
In addition to common stocks, International may invest in any other type of securities, including preferred stocks, convertible securities, bonds, notes and debt securities of any maturity and credit quality subject to such limitations as are included in the fund's prospectus and statement of additional information.


Emerging Markets may invest in securities other than emerging market debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Tax Sensitive Growth may invest in preferred stocks, warrants and other debt instruments, including bonds convertible into common stocks.


Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

DEPOSITORY RECEIPTS
International may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs), and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

DERIVATIVES

The funds, except Real Estate, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lesson exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designated to


                                                 Phoenix Multi-Portfolio Fund 37
hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.


EMERGING MARKET INVESTING
International may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


FOREIGN INVESTING
Tax Sensitive Growth may invest in securities of foreign (non-U.S.) issuers. Foreign investment will primarily be through American Depository Receipts
(ADRs). Foreign markets and currencies may not perform as well as U.S. markets, and dividends and other income payable on foreign securities may be subject to foreign taxes.


HIGH YIELD-HIGH RISK SECURITIES
International may invest in high yield-high risk securities. High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated.


ILLIQUID SECURITIES
The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.


MUTUAL FUND INVESTING
International may invest in shares of other mutual funds. Emerging Markets may invest in shares of closed-end investment companies that invest primarily in emerging market debt securities. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.


38 Phoenix Multi-Portfolio Fund

NON-PERFORMING SECURITIES
Emerging Markets may invest in non-performing securities whose quality is comparable to securities rated as low as D by Standard & Poor's or C by Moody's.

SECURITIES LENDING
Each fund, except Real Estate, may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS
Real Estate may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

Emerging Markets may invest in money market instruments issued by corporations and governments based in developed markets.

TAXABLE SECURITIES
Tax-Exempt may, to a limited extent, invest in taxable debt securities, including private activity industrial development bonds and corporate bonds having credit ratings at the time of investment within the four highest rating categories, commercial paper, certificates of deposit, repurchase agreements, and obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities. The fund may continue to hold securities whose credit rating drops below investment grade.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.


U.S. AND FOREIGN GOVERNMENT OBLIGATIONS
International may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

VARIABLE AND FLOATING RATE SECURITIES

Tax-Exempt and Emerging Markets may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.


                                                 Phoenix Multi-Portfolio Fund 39

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Tax-Exempt, Emerging Markets and Tax Sensitive Growth may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS

Emerging Markets and Tax-Exempt may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

40 Phoenix Multi-Portfolio Fund

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.


AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Presently two classes of shares are offered of the Real Estate Securities Fund and the Tax-Exempt Bond Fund, three classes of shares are offered of the International Fund and the Emerging Markets Bond Fund and four classes of shares for the Tax Sensitive Growth Fund. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of


                                                 Phoenix Multi-Portfolio Fund 41
time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the International Fund, the Real Estate Securities Fund and Tax Sensitive Growth Fund and 4.75% of the offering price (4.99% of the amount invested) for the Emerging Markets Bond Fund and Tax-Exempt Bond Fund. The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. (International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund only.) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS X SHARES. Only the Tax-Sensitive Growth Fund offers Class X Shares. Class X Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Customer Service by calling (800) 243-1574.


42 Phoenix Multi-Portfolio Fund

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

EMERGING MARKETS BOND FUND AND TAX-EXEMPT BOND FUND

                                                                        SALES CHARGE AS
                                                                        A PERCENTAGE OF
AMOUNT OF                                            ------------------------------------------------------
TRANSACTION                                                 OFFERING                    NET AMOUNT
AT OFFERING PRICE                                            PRICE                       INVESTED
-----------------------------------------------------------------------------------------------------------
Under $50,000                                                4.75%                         4.99%
$50,000 but under $100,000                                   4.50                          4.71
$100,000 but under $250,000                                  3.50                          3.63
$250,000 but under $500,000                                  2.75                          2.83
$500,000 but under $1,000,000                                2.00                          2.04
$1,000,000 or more                                           None                          None


INTERNATIONAL FUND, REAL ESTATE SECURITIES FUND AND TAX SENSITIVE GROWTH FUND


                                                                        SALES CHARGE AS
                                                                        A PERCENTAGE OF
AMOUNT OF                                            ------------------------------------------------------
TRANSACTION                                                 OFFERING                    NET AMOUNT
AT OFFERING PRICE                                            PRICE                       INVESTED
-----------------------------------------------------------------------------------------------------------
Under $50,000                                                5.75%                         6.10%
$50,000 but under $100,000                                   4.75                          4.99
$100,000 but under $250,000                                  3.75                          3.90
$250,000 but under $500,000                                  2.75                          2.83
$500,000 but under $1,000,000                                2.00                          2.04
$1,000,000 or more                                           None                          None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND CLASS C SHARES
Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To


                                                 Phoenix Multi-Portfolio Fund 43
calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR          1           2           3          4           5           6+
--------------------------------------------------------------------------------
CDSC            5%          4%          3%         2%          2%          0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
(INTERNATIONAL FUND, EMERGING MARKETS BOND FUND AND TAX SENSITIVE GROWTH FUND
ONLY)


  YEAR          1           2+
--------------------------------------------------------------------------------
CDSC            1%          0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to Tax Sensitive Growth Fund, Class X Shares.


STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.


44 Phoenix Multi-Portfolio Fund

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                                 Phoenix Multi-Portfolio Fund 45

HOW TO BUY SHARES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
---------------------------------------------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
---------------------------------------------------------------------------------------------------------------
By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------
Through express delivery           Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
---------------------------------------------------------------------------------------------------------------
By Investo-Matic                   Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


46 Phoenix Multi-Portfolio Fund

----------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
----------------------------------------------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
----------------------------------------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
----------------------------------------------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
----------------------------------------------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
----------------------------------------------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------
By Check (Tax-Exempt Bond Fund and   If you selected the checkwriting feature, you may write checks for amounts
Emerging Markets Bond Fund only)     of $500 or more. Checks may not be used to close an account.
----------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
-------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

Redemptions by Mail
> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.


                                                 Phoenix Multi-Portfolio Fund 47

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A, Class B or Class C shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


48 Phoenix Multi-Portfolio Fund

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES
You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.

         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

RETIREMENT PLANS
Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


                                                 Phoenix Multi-Portfolio Fund 49

INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


50 Phoenix Multi-Portfolio Fund

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.


--------------------------------------------------------------------------------
   FUND                                                   DIVIDEND PAID
--------------------------------------------------------------------------------
   International Fund                                      Semiannually
--------------------------------------------------------------------------------
   Real Estate Securities Fund                              Quarterly
--------------------------------------------------------------------------------
   Emerging Markets Bond Fund                                Monthly
--------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                                      Monthly
--------------------------------------------------------------------------------
   Tax Sensitive Growth Fund                                 Annually
--------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The Tax-Exempt Bond Fund intends to distribute tax-exempt income.

The Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax-Exempt Bond Fund may be taxable.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                                 Phoenix Multi-Portfolio Fund 51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the last five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                                CLASS A
                                                      -------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                         2000         1999        1998        1997       1996
                                                         ----         ----        ----        ----       ----
Net asset value, beginning of period                     $15.33      $15.98      $13.89      $14.48     $12.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.03)       0.04        0.06        0.03       0.04
   Net realized and unrealized gain                       (1.35)       2.49        3.27        1.01       2.28
                                                          -----        ----        ----        ----       ----
     TOTAL FROM INVESTMENT OPERATIONS                     (1.38)       2.53        3.33        1.04       2.32
                                                          -----        ----        ----        ----       ----
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.13)      (0.07)         --       (0.29)        --
   Dividends from net realized gains                      (2.43)      (3.11)      (1.24)      (1.34)     (0.04)
                                                          -----        ----        ----        ----       ----
     TOTAL DISTRIBUTIONS                                  (2.56)      (3.18)      (1.24)      (1.63)     (0.04)
                                                          -----        ----        ----        ----       ----
Change in net asset value                                 (3.94)      (0.65)       2.09       (0.59)      2.28
                                                          -----        ----        ----        ----       ----
NET ASSET VALUE, END OF PERIOD                           $11.39      $15.33      $15.98      $13.89     $14.48
                                                         ======      ======      ======      ======     ======
Total return(2)                                          (11.96)%     19.22%      26.17%       8.21%     19.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $115,219    $151,016    $171,463    $131,338   $135,524
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.65%       1.53%       1.37%       1.56%      1.57%
   Net investment income (loss)                           (0.18)%      0.27%       0.40%       0.22%      0.33%
Portfolio turnover                                           86%         77%        104%        167%       151%


-----------------

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.


52 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                              CLASS B
                                                   ---------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                     2000        1999         1998         1997         1996
                                                     ----        ----         ----         ----         ----
Net asset value, beginning of period                 $14.64     $15.44       $13.56       $14.22       $12.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                    (0.13)     (0.07)       (0.05)       (0.08)       (0.05)
   Net realized and unrealized gain (loss)            (1.27)      2.40         3.17         1.00         2.24
                                                      -----       ----         ----         ----         ----
     TOTAL FROM INVESTMENT OPERATIONS                 (1.40)      2.33         3.12         0.92         2.19
                                                      -----       ----         ----         ----         ----
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.03)     (0.02)          --        (0.24)          --
   Dividends from net realized gains                  (2.43)     (3.11)       (1.24)       (1.34)       (0.04)
                                                      -----      -----        -----        -----        -----
     TOTAL DISTRIBUTIONS                              (2.46)     (3.13)       (1.24)       (1.58)       (0.04)
                                                      -----      -----        -----        -----        -----
Change in net asset value                             (3.86)     (0.80)        1.88        (0.66)        2.15
                                                      -----      -----         ----        -----         ----
NET ASSET VALUE, END OF PERIOD                       $10.78     $14.64       $15.44       $13.56       $14.22
                                                     ======     ======       ======       ======       ======
Total return(2)                                      (12.67)%    18.45%       25.17%        7.37%       18.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $19,922    $23,694      $17,315      $10,159       $6,955
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.40%      2.29%        2.11%        2.31%        2.31%
   Net investment income (loss)                       (0.93)%    (0.51)%      (0.34)%      (0.55)%      (0.39)%
Portfolio turnover                                       86%        77%         104%         167%         151%



                                                                   CLASS C
                                                   --------------------------------------
                                                         YEAR         FROM INCEPTION
                                                         ENDED           3/30/99 TO
                                                        11/30/00         11/30/99
                                                        --------         --------
Net asset value, beginning of period                     $14.65           $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.13)           (0.08)
   Net realized and unrealized gain (loss)                (1.26)            1.93
                                                          -----             ----
     TOTAL FROM INVESTMENT OPERATIONS                     (1.39)            1.85
                                                          -----             ----
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.09)           (0.02)
   Dividends from net realized gains                      (2.43)              --
                                                          -----             ----
     TOTAL DISTRIBUTIONS                                  (2.52)           (0.02)
                                                          -----             ----
Change in net asset value                                 (3.91)            1.83
                                                          -----             ----
NET ASSET VALUE, END OF PERIOD                           $10.74           $14.65
                                                         ======           ======
Total return(2)                                          (12.63)%          14.41%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $2,037           $1,137
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.40%            2.30%(3)
   Net investment income (loss)                           (0.90)%          (0.85)%(3)
Portfolio turnover                                           86%              77%

-----------------


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.


                                                 Phoenix Multi-Portfolio Fund 53

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                                               CLASS A
                                                   -----------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                        2000       1999          1998        1997         1996
                                                        ----       ----          ----        ----         ----
Net asset value, beginning of period                   $11.11     $12.25        $16.39      $13.14       $10.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.53       0.51(2)       0.55(2)     0.49(2)      0.53
   Net realized and unrealized gain (loss)               3.26      (1.07)        (3.18)       3.52         2.50
                                                         ----      -----         -----        ----         ----
     TOTAL FROM INVESTMENT OPERATIONS                    3.79      (0.56)        (2.63)       4.01         3.03
                                                         ----      -----         -----        ----         ----
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.48)     (0.58)        (0.44)      (0.51)       (0.59)
   Dividends from net realized gains                       --         --         (1.07)      (0.25)       (0.02)
                                                        -----      -----         -----       -----        -----
     TOTAL DISTRIBUTIONS                                (0.48)     (0.58)        (1.51)      (0.76)       (0.61)
                                                        -----      -----         -----       -----        -----
Change in net asset value                                3.31      (1.14)        (4.14)       3.25         2.42
                                                         ----      -----         -----        ----         ----
NET ASSET VALUE, END OF PERIOD                         $14.42     $11.11        $12.25      $16.39       $13.14
                                                       ======     ======        ======      ======       ======
Total return(1)                                         35.14%     (4.69)%      (17.42)%     31.44%       29.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $22,207    $17,014       $24,686     $36,336      $22,872
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                 1.30%      1.30%         1.31%       1.30%        1.30%
   Net investment income                                 4.14%      4.30%         3.79%       3.34%        4.55%
Portfolio turnover                                         17%        22%           11%         54%          24%


                                                                               CLASS B
                                                   -----------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                        2000        1999         1998        1997        1996
                                                        ----        ----         ----        ----        ----
Net asset value, beginning of period                   $11.04      $12.19       $16.32      $13.10       $10.68
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.42        0.42(2)      0.43(2)     0.38(2)      0.46
   Net realized and unrealized gain (loss)               3.24       (1.06)       (3.15)       3.50         2.47
                                                         ----       -----        -----        ----         ----
     TOTAL FROM INVESTMENT OPERATIONS                    3.66       (0.64)       (2.72)       3.88         2.93
                                                         ----       -----        -----        ----         ----
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.41)      (0.51)       (0.34)      (0.41)       (0.49)
   Dividends from net realized gains                       --          --        (1.07)      (0.25)       (0.02)
                                                        -----       -----        -----       -----        -----
     TOTAL DISTRIBUTIONS                                (0.41)      (0.51)       (1.41)      (0.66)       (0.51)
                                                        -----       -----        -----       -----        -----
Change in net asset value                                3.25       (1.15)       (4.13)       3.22         2.42
                                                         ----       -----        -----        ----         ----
NET ASSET VALUE, END OF PERIOD                         $14.29      $11.04       $12.19      $16.32       $13.10
                                                       ======      ======       ======      ======       ======
Total return(1)                                         34.05%      (5.38)%     (18.01)%     30.44%       28.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $13,184     $12,241      $18,237     $23,091       $8,259
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                 2.05%       2.05%        2.06%       2.05%        2.05%
   Net investment income                                 3.44%       3.54%        3.07%       2.55%        3.95%
Portfolio turnover                                         17%         22%          11%         54%          24%

------------------


(1) Maximum sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.79%, 1.75%, 1.52%, 1.54% and 1.88% for the years ended November 30, 2000, 1999,
    1998, 1997 and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.54%, 2.50%, 2.27%, 2.29% and 2.63% for the years ended November 30, 2000, 1999,
    1998, 1997 and 1996, respectively.


54 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                                CLASS A
                                                      -------------------------------------------------------------

                                                                       YEAR ENDED NOVEMBER 30,
                                                         2000        1999       1998       1997          1996
                                                         ----        ----       ----       ----          ----
Net asset value, beginning of period                     $7.69       $7.20     $12.84      $14.80      $10.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  1.32(2)     1.23       1.32        1.38(2)     1.26
   Net realized and unrealized gain (loss)               (1.05)       0.04      (4.22)       0.17        4.56
                                                         -----        ----      -----        ----        ----
     TOTAL FROM INVESTMENT OPERATIONS                     0.27        1.63      (2.90)       1.55        5.82
                                                          ----        ----      -----        ----        ----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (1.00)      (1.14)     (1.00)      (1.28)      (1.20)
   Dividends from net realized gains                        --          --      (0.23)      (2.23)         --
   Distributions in excess of net realized gains            --          --      (1.16)         --          --
   Return of capital                                        --          --      (0.35)         --          --
                                                          ----        ----      -----        ----        ----
     TOTAL DISTRIBUTIONS                                 (1.00)      (1.14)     (2.74)      (3.51)      (1.20)
                                                          ----        ----      -----        ----        ----
Change in net asset value                                (0.73)       0.49      (5.64)      (1.96)       4.62
                                                          ----        ----      -----        ----        ----
NET ASSET VALUE, END OF PERIOD                           $6.96       $7.69      $7.20      $12.84      $14.80
                                                          ====       =====     ======       =====       =====
Total return(1)                                           2.44%      25.63%    (27.20)%     11.91%      60.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $32,344     $54,849    $41,725     $67,875     $29,661
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.50%(5)    1.56%      1.43%       1.40%       1.50%(3)
   Net investment income                                 16.47%      17.96%     13.74%       9.90%      10.41%
Portfolio turnover                                         528%        326%       405%        614%        378%


                                                                                CLASS B
                                                      -------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                          2000       1999       1998       1997          1996
                                                          ----       ----       ----       ----          ----
Net asset value, beginning of period                     $7.60       $7.13     $12.77      $14.78      $10.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  1.29(2)     1.17       1.23        1.26(2)     1.19
   Net realized and unrealized gain (loss)               (1.09)       0.40      (4.18)       0.18        4.53
                                                         -----        ----      -----        ----        ----
   TOTAL FROM INVESTMENT OPERATIONS                       0.20        1.57      (2.95)       1.44        5.72
                                                          ----        ----      -----        ----        ----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.94)      (1.10)     (0.97)      (1.22)      (1.12)
   Dividends from net realized gains                        --          --      (0.23)      (2.23)         --
   Distributions in excess of net realized gains            --          --      (1.16)         --          --
   Return of capital                                        --          --      (0.33)         --          --
                                                          ----        ----      -----        ----        ----
     TOTAL DISTRIBUTIONS                                 (0.94)      (1.10)     (2.69)      (3.45)      (1.12)
                                                          ----        ----      -----        ----        ----
Change in net asset value                                (0.74)       0.47      (5.64)      (2.01)       4.60
                                                          ----        ----      -----        ----        ----
NET ASSET VALUE, END OF PERIOD                           $6.86       $7.60      $7.13      $12.77      $14.78
                                                         =====       =====      =====      ======      ======
Total return(1)                                           1.60%      24.52%    (27.86)%     11.07%      58.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $51,112     $58,453    $37,270     $38,673      $9,713
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     2.26%(5)    2.13%      2.20%       2.15%       2.25%(4)
   Net investment income                                 16.10%      17.04%     12.98%       9.14%       9.79%
Portfolio turnover                                         528%        326%       405%        614%        378%


-------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.02% for the period ended November 30, 1996.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.77% for the period ended November 30, 1996.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.51% for Class A and would not significantly differ for Class B.


                                                 Phoenix Multi-Portfolio Fund 55

--------------------------------------------------------------------------------

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                             CLASS C
                                             ---------------------------------------

                                                                            FROM
                                                                         INCEPTION
                                              YEAR ENDED NOVEMBER 30,    3/26/98 TO
                                                2000           1999       11/30/98
                                                ----           ----       --------
Net asset value, beginning of period            $7.63          $7.17        $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         1.25(4)        1.17          0.85(4)
   Net realized and unrealized gain (loss)      (1.05)          0.39         (5.10)
                                                -----           ----         -----
     TOTAL FROM INVESTMENT OPERATIONS            0.20           1.56         (4.25)
                                                 ----           ----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.94)         (1.10)        (0.66)
   Dividends from net realized gains               --             --            --
   Distributions in excess of net realized gains   --             --            --
   Return of capital                               --             --         (0.17)
                                                -----           ----         -----
     TOTAL DISTRIBUTIONS                        (0.94)         (1.10)        (0.83)
                                                -----           ----         -----
Change in net asset value                       (0.74)          0.46         (5.08)
                                                -----           ----         -----
NET ASSET VALUE, END OF PERIOD                  $6.89          $7.63         $7.17
                                                =====          =====         =====
Total return(1)                                  1.73%         24.40%       (35.33)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $2,365         $3,010        $1,205
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            2.26%(5)       2.31%(5)      2.29%(2)
   Net investment income                        15.99%         16.47%        15.59%(2)
Portfolio turnover                                528%           326%          405%(3)

-------------------

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


56 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                               CLASS A
                                                    ---------------------------------------------------------------

                                                                       YEAR ENDED NOVEMBER 30,
                                                        2000         1999         1998        1997        1996
                                                        ----         ----         ----        ----        ----
Net asset value, beginning of period                    $10.29       $11.21      $11.17      $11.28      $11.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(4)                               0.57         0.52        0.57        0.59        0.60
   Net realized and unrealized gain (loss)                0.16        (0.92)       0.20        0.05       (0.12)
                                                          ----        -----        ----        ----       -----
     TOTAL FROM INVESTMENT OPERATIONS                     0.73        (0.40)       0.77        0.64        0.48
                                                          ----        -----        ----        ----        ----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.50)       (0.44)      (0.53)      (0.59)      (0.60)
   Dividends in excess of net investment income             --        (0.08)      (0.11)         --          --
   Dividends from net realized gains                        --           --       (0.09)      (0.16)         --
                                                          ----        -----        ----        ----        ----
     TOTAL DISTRIBUTIONS                                 (0.50)       (0.52)      (0.73)      (0.75)      (0.60)
                                                          ----        -----        ----        ----        ----
Change in net asset value                                 0.23        (0.92)       0.04       (0.11)      (0.12)
                                                          ----        -----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                          $10.52       $10.29      $11.21      $11.17      $11.28
                                                        ======       ======      ======      ======      ======
Total return(1)                                           7.25%       (3.66)%      5.75%       6.04%       4.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $78,878      $88,770    $107,371    $122,763    $136,558
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.12%        1.01%       0.97%       0.96%       0.94%
   Net investment income                                  5.54%        4.25%       4.77%       5.36%       5.42%
Portfolio turnover                                          12%          18%         14%         15%         27%

                                                                                 CLASS B
                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                        2000         1999         1998        1997        1996
                                                        ----         ----         ----        ----        ----
Net asset value, beginning of period                    $10.34       $11.25      $11.22      $11.32      $11.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  0.50         0.45        0.48        0.50        0.52
   Net realized and unrealized gain (loss)                0.15        (0.93)       0.19        0.06       (0.12)
                                                          ----        -----        ----        ----       -----
     TOTAL FROM INVESTMENT OPERATIONS                     0.65        (0.48)       0.67        0.56        0.40
                                                          ----        -----        ----        ----        ----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.43)       (0.37)      (0.45)      (0.50)      (0.52)
   Dividends in excess of net
   investment income                                        --        (0.06)      (0.10)         --          --
   Dividends from net realized gains                        --           --       (0.09)      (0.16)         --
                                                          ----        -----        ----        ----        ----
     TOTAL DISTRIBUTIONS                                 (0.43)       (0.43)      (0.64)      (0.66)      (0.52)
                                                          ----        -----        ----        ----        ----
Change in net asset value                                 0.22        (0.91)       0.03       (0.10)      (0.12)
                                                          ----        -----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                          $10.56       $10.34      $11.25      $11.22      $11.32
                                                        ======       ======      ======      ======      ======
Total return(1)                                           6.41%       (4.35)%      4.97%       5.13%       3.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $4,870       $5,651      $7,001      $5,797      $4,762
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.87%        1.76%       1.69%       1.71%       1.69%
   Net investment income                                  4.77%        3.51%       3.98%       4.60%       4.68%
Portfolio turnover                                          12%          18%         14%         15%         27%
-----------------

(1) Maximum sales charges are not reflected in the total return calculation.


                                                 Phoenix Multi-Portfolio Fund 57

--------------------------------------------------------------------------------

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                            CLASS A        CLASS B       CLASS C       CLASS X
                                            -------        -------       -------       -------
                                              FROM          FROM           FROM          FROM
                                           INCEPTION      INCEPTION     INCEPTION     INCEPTION
                                           3/1/00 TO      3/1/00 TO     3/1/00 TO     3/1/00 TO
                                            11/30/00      11/30/00       11/30/00      11/30/00
                                            --------      --------       --------      --------
Net asset value, beginning of period          $10.00        $10.00         $10.00        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(4)                     0.01         (0.06)         (0.07)         0.03
   Net realized and unrealized gain (loss)     (0.91)        (0.89)         (0.88)        (0.91)
                                               -----         -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS          (0.90)        (0.95)         (0.95)        (0.88)
                                               -----         -----          -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income           --            --             --            --
   Dividends from net realized gains              --            --             --            --
                                               -----         -----          -----         -----
     TOTAL DISTRIBUTIONS                          --            --             --            --
                                               -----         -----          -----         -----
Change in net asset value                      (0.90)        (0.95)         (0.95)        (0.88)
                                               -----         -----          -----         -----
NET ASSET VALUE, END OF PERIOD                 $9.10         $9.05          $9.05         $9.12
                                               =====         =====          =====         =====
Total return(1)                                (9.00)%(3)    (9.50)%(3)     (9.50)%(3)    (8.80)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $6,053        $1,450         $2,162        $1,302
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.35%(2)      2.10%(2)       2.10%(2)      1.10%(2)
   Net investment income                        0.13%(2)     (0.69)%(2)     (0.71)%(2)     0.33%(2)
Portfolio turnover                                41%(3)        41%(3)         41%(3)        41%(3)

------------------

 (1) Maximum sales charges are not reflected in the total return calculation.
 (2) Annualized.
 (3) Not annualized.
 (4) Computed using average shares outstanding.
 (5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.23% for Class A, 4.98% for Class B, 4.98% for Class C and 3.98% for Class X, for the period ended November 30, 2000.


58 Phoenix Multi-Portfolio Fund

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


The funds have filed a Statement of Additional Information about the funds, dated March 30, 2001 with the Securities and Exchange Commission. The Statement contains more detailed information about the funds. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


> by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or

>    by calling (800) 243-4361.

You may also obtain information about the funds from the Securities and Exchange
Commission:

>    through its internet site (http://www.sec.gov),

>    by visiting its Public Reference Room in Washington, DC,

> by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or

>    by electronic request at publicinfo@sec.gov (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (202) 942-8090.

SHAREHOLDER REPORTS
The funds semiannually mail to shareholders detailed reports containing information about each fund's investments. The funds' Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the funds' performance from December 1 through November
30. You may request a free copy of the funds' Annual and Semiannual Reports:

> by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or

>    by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926



SEC File Nos. 33-19423 and 811-5436     [recycle logo] Printed on recycled paper
                                                       using soybean ink

                                                 Phoenix Multi-Portfolio Fund 59

       PHOENIX EQUITY PLANNING CORPORATION
       PO Box 150480
       Hartford CT 06115-0480



[logo] PHOENIX
       INVESTMENT PARTNERS

       For more information about
       Phoenix mutual funds, please call
       your financial representative or
       contact us at 1-800-243-4361 or
       www.phoenixinvestments.com.





PXP467 (3/01)

                       PHOENIX-ABERDEEN INTERNATIONAL FUND

                PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                      PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                    PHOENIX-SENECA TAX SENSITIVE GROWTH FUND



                                101 Munson Street
                         Greenfield, Massachusetts 01301



                       STATEMENT OF ADDITIONAL INFORMATION
                                 March 30, 2001

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March 30, 2001, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0408.



                                TABLE OF CONTENTS


                                                                            PAGE
The Trust .................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information ...................................................   16
Performance Comparisons ...................................................   18
Portfolio Turnover ........................................................   18
Portfolio Transactions ....................................................   18
Services of the Advisers ..................................................   19
Determination of Net Asset Value ..........................................   21
How to Buy Shares .........................................................   22
Alternative Purchase Arrangements .........................................   22
Investor Account Services .................................................   25
How to Redeem Shares ......................................................   26
Tax Sheltered Retirement Plans ............................................   28
Dividends, Distributions and Taxes ........................................   28
The Distributor ...........................................................   31
Distribution Plans.........................................................   33
Management of the Trust....................................................   34
Additional Information ....................................................   41
Appendix...................................................................   43




                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926



PXP468 (3/01)

                                    THE TRUST

   Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust, and was reorganized as a Delaware business trust in November 2000.


   The Trust's Prospectus describes the investment objectives and strategies that the Phoenix-Aberdeen International Fund (the "International Fund"), the Phoenix-Duff & Phelps Real Estate Securities Fund (the "Real Estate Fund"), the Phoenix-Goodwin Emerging Markets Bond Fund (the "Emerging Markets Fund"), the Phoenix-Goodwin Tax-Exempt Bond Fund (the "Tax-Exempt Bond Fund") and the Phoenix-Seneca Tax Sensitive Growth Fund (the "Tax Sensitive Growth Fund"), (each, a "Fund" and, together, the "Funds"), five of the Funds currently offered by the Trust, each Fund will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Real Estate Fund and Emerging Markets Fund.


     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except the Real Estate Fund may concentrate its assets in the real estate industry and the Tax-Exempt Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market.


     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

DEBT SECURITIES
   The Real Estate Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the Adviser believes have attractive equity characteristics). The Real Estate Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the Adviser. In choosing debt securities for purchase by the Fund, the Adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Fund's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Adviser's investment criteria.

   The value of the Real Estate Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

EMERGING MARKET SECURITIES
   The Emerging Markets Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Emerging Markets Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Tax-Exempt Bond, International, Emerging Markets and Tax Sensitive Growth Funds may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The International, Emerging Markets and Tax Sensitive Growth Funds may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Tax-Exempt Bond, International, Emerging Markets and Tax Sensitive Growth Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


FOREIGN CURRENCY TRANSACTIONS

   The International, Emerging Markets and Tax Sensitive Growth Funds (each a "Foreign Currency Fund") each may engage in foreign currency transactions. The following is a description of these transactions.


   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian banks will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Fund's commitments with respect to such contracts. Generally, the Foreign Currency Funds do not enter into forward contracts with terms longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Foreign Currency Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Fund will maintain in a pledged account any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.


   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Fund plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Fund's total assets. The Foreign Currency Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


   Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIPs") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   The Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities and may invest directly in common stocks issued by foreign companies or in securities represented by ADRs.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

HIGH YIELD - HIGH RISK SECURITIES
   The International Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. The Emerging Markets Fund may invest up to 100% of its total assets in these bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LOAN PARTICIPATIONS AND ASSIGNMENTS
   The Emerging Markets Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Funds will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Funds will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Funds assume credit risk with respect to both the borrower and the lender.

   When the Funds purchase loan assignments from lenders, they will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.


MUNICIPAL SECURITIES

   As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Tax-Exempt Bond Fund or any of the investment restrictions to which the Tax-Exempt Bond Fund is subject, the Tax-Exempt Bond Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc. ("PIC"), the investment adviser to the Tax-Exempt Bond Fund and International Funds will contribute to the attainment of the Tax-Exempt Bond Fund's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.

   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

   RISKS RELATING TO MUNICIPAL SECURITIES. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission (the "Commission"), although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states.
In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Tax-Exempt Bond, International, Emerging Markets and Tax Sensitive Growth Funds may engage in option transactions. Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.


   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The International Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


   OVER-THE-COUNTER OPTIONS. The International, Emerging Markets and Tax Sensitive Growth Funds may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Commission to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The International, Emerging Markets and Tax Sensitive Growth Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and PIC believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund (as described below) plus the amount invested by the Fund in other illiquid securities, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.


   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Tax-Exempt Bond, International and Emerging Markets Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

   In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RATINGS
   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REAL ESTATE INVESTMENT TRUSTS

   As described in the Prospectus, the Real Estate Fund intends under normal conditions to invest in real estate investment trusts ("REITs"). The Tax Sensitive Growth Fund may also invest in REITs. REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.


   REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

   RISKS OF INVESTMENT IN REAL ESTATE SECURITIES. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.


RUSSIAN SECURITIES
   The Emerging Markets Fund may invest in Russian securities. While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established and emerging markets. These risks include, without limitation:

   POLITICAL AND ECONOMIC RISKS. There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.


   COMMERCIAL AND CREDIT RISKS. Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counter-party and other third-party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.


   LIQUIDITY RISKS. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

   LEGAL AND REGULATORY RISKS. Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions ("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

   Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

   The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

   OPERATIONAL RISKS. Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

   Clearing and Settlement: For equity settlements, the payments are usually handled offshore in U.S. dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

   For Ministry of Finance (MinFin) bond settlements, payments are made offshore in U.S. dollars upon settlement of the bearer bonds at Vneshtorgbank's (VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

   Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

   Transparency. The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.


   Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Funds, except the Real Estate Fund, may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Funds have express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.


SECURITIES LENDING
   The Funds may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.


SHORT SALES
   The Tax Sensitive Growth Fund may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

SWAP AGREEMENTS
   The Tax Sensitive Growth Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio.

   Whether the Tax Sensitive Growth Fund's use of swap agreements enhance the Fund's total return will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. The Emerging Markets Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risks. The fund will enter into swap agreements only with counter-parties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment. A buyer also will loose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.


TAXABLE SECURITIES
   The income from investments (either in the form of dividends or interest) made by the International Fund are expected to be taxable as ordinary income.


   The Funds including, to a limited extent, the Tax-Exempt Bond Fund may invest in taxable securities.

   Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Tax-Exempt Bond Fund are restricted to:


   U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

   Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

   Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Repurchase Agreements--repurchase agreements with respect to any of the foregoing.


   The Tax-Exempt Bond Fund also has the right to hold cash reserves as the Adviser deems necessary. For example, a Fund may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

VARIABLE AND FLOATING RATE SECURITIES
   The Emerging Markets Fund and Tax-Exempt Bond Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Emerging Markets Fund or the Tax-Exempt Bond Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

WARRANTS TO PURCHASE SECURITIES
   The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES
   The Tax-Exempt Bond, Emerging Markets and Tax Sensitive Growth Funds may purchase securities on a when-issued or forward-commitment basis. New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


   Securities purchased on a when-issued basis and the securities held in a Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent a Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.


ZERO COUPON BONDS

   The Emerging Markets Fund and Tax-Exempt Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the funds are required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Funds would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Funds might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.


                             PERFORMANCE INFORMATION

   Performance information for each Fund (and Class of Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Tax-Exempt Bond Fund and Emerging Markets Fund, and as "average annual total return" and "total return" of any of the other Funds.

   Quotations of the yield for the Tax-Exempt Bond Fund and Emerging Markets Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of
Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:


   YIELD = 2[((a-b) + 1)(6)-1]
               ---
              (cd)

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.


   For the 30-day period ended November 30, 2000, the yield for the Tax-Exempt Bond Fund Class A shares and Class B shares was 4.35% and 3.83%, respectively, and the Emerging Markets Fund Class A shares, Class B shares and Class C shares was 10.27%, 9.99%, and 9.98%, respectively.


   A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.


   The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for each Fund for the periods ended November 30, 2000.

               AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 2000

                                  PERIODS ENDED
               ---------------------------------------------------
 FUND                                       1 YEAR              5 YEAR              10 YEAR           SINCE INCEPTION(1)
 ----                                       ------              ------              -------           ------------------
International
 Class A                                   -17.02%               9.96%               8.69%                    N/A
 Class B                                   -15.61%              10.44%                N/A                    8.37%
 Class C                                   -12.63%               N/A                  N/A                   -0.02%
Real Estate
 Class A                                    27.37%              11.23%                N/A                   11.49%
 Class B                                    30.05%              11.71%                N/A                   11.80%
Emerging Markets
 Class A                                    -2.43%               9.85%                N/A                   10.28%
 Class B                                    -2.01%              10.04%                N/A                   10.42%
 Class C                                     1.73%                N/A                 N/A                   -7.19%
Tax-Exempt Bond
 Class A                                     2.15%               2.86%               5.82%                    N/A
 Class B                                     2.41%               3.08%                N/A                    3.95%
Tax Sensitive Growth
 Class A                                      N/A                 N/A                 N/A                  -14.23%
 Class B                                      N/A                 N/A                 N/A                  -14.03%
 Class C                                      N/A                 N/A                 N/A                  -10.41%
 Class X                                      N/A                 N/A                 N/A                   -8.80%
----------


(1)The Tax-Exempt Bond and International Fund's Class A Shares commenced operations on July 15, 1988, and November 1, 1989, respectively. Tax-Exempt Bond Fund's Class B Shares commenced operations on March 16, 1994. International Fund

   Class B commenced operations on July 15, 1994. The Real Estate and Emerging Markets Funds' Class A and B Shares commenced operations on March 1, 1995 and September 5, 1995, respectively. The Emerging Markets Fund's Class C Shares commenced operations on March 26, 1998. The International Fund's Class C Shares commenced operations on March 30, 1999. The Tax Sensitive Growth Funds' Class A, Class B, Class C and Class X Shares commenced operations on March 1, 2000.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                             PERFORMANCE COMPARISONS

   Each Fund or Class of Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 Midcap Index (the "S&P 400"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                             PORTFOLIO TRANSACTIONS

   In effecting fund transactions for the Trust, each adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   The Adviser may use its broker-dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker-dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   For the fiscal years ended November 30, 1998, 1999 and 2000, brokerage commissions paid by the Trust on portfolio transactions totaled $2,904,276, $1,649,397 and $1,139,459, respectively. In the fiscal years ended November 30, 1998 and 1999, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $657,190 paid during the fiscal year ended November 30, 2000, were paid on fund transactions aggregating $267,531,300 executed by brokers who provided research and other statistical and factual information.


   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                            SERVICES OF THE ADVISERS


   The investment adviser to the Tax-Exempt Bond, International, Emerging Markets and Tax Sensitive Growth Funds is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2000, PIC had approximately $24.7 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of PIC. All other executive officers of the Trust are officers of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, CT 06115-0408.

   Phoenix Investment Partners, Ltd., is an independent registered advisory firm and has served investors for over 70 years. As of December 31, 2000 PXP had approximately $56.6 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco, Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 2000, Duff & Phelps had approximately $7 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP. Duff & Phelps also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Core Bond Fund of Phoenix Series Fund and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

   Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the International Fund and is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the following mutual funds since their inception in 1996: Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of December 31, 2000, Aberdeen Asset Management PLC had $43.7 billion in assets under management.

   Seneca Capital Management LLC ("Seneca") is the subadviser to the Tax Sensitive Growth Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2000, Seneca had $12 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


   The investment advisory agreements, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.


   For managing, or directing the management of, the investments of the Tax-Exempt Bond, International, Emerging Markets and Tax Sensitive Growth Funds, PIC is entitled to a fee, payable monthly, at the following annual rates:

    FUND                       1ST $1 BILLION      $1-2 BILLION      $2+ BILLION
    ----                       --------------      ------------      -----------
    International                  0.75%               0.70%            0.65%
    Emerging Markets               0.75%               0.70%            0.65%
    Tax-Exempt Bond                0.45%               0.40%            0.35%
    Tax Sensitive Growth           0.75%               0.70%            0.65%


   For managing, or directing the management of, the investments of the Real Estate Fund, Duff & Phelps is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.


   For the Tax Sensitive Growth Fund, the adviser has agreed to reimburse through March 31, 2002 the fund's expenses (other than Management Fees and Distribution and Services Fees) to the extent that such expenses exceed 0.35% for each class of shares.

   For its services to the Tax-Exempt Bond, International, Emerging Markets and Tax Sensitive Growth Funds of the Trust during the fiscal years ended November 30, 1998, 1999 and 2000, PIC received a fee of $2,625,781, $2,581,832 and
$2,549,176. Of this total, PIC received fees from each Fund as follows:

    FUND                            1998                1999             2000
    ----                            ----                ----             ----
    International               $ 1,350,786         $ 1,408,005      $ 1,313,364
    Emerging Markets                730,717             700,590          809,315
    Tax-Exempt Bond                 544,278             473,237          387,724
    Tax Sensitive Growth             N/A                 N/A              38,773

   The Real Estate Fund, during the fiscal years ended November 30, 1998, 1999 and 2000, paid management fees of $398,336, $270,694 and $237,476, respectively. For the fiscal years 1998, 1999 and 2000, the Adviser bore ordinary operating expenses of the Real Estate Fund of $111,386, $162,984 and $154,608, respectively. Accordingly, the fees which the Adviser would otherwise have been entitled were reduced to $286,950 in fiscal year 1998, $107,710 in fiscal year 1999 and $82,868 in fiscal year 2000.


   The investment advisory agreements also provide that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   The Trust, its Advisers and Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Note, only Emerging Markets Fund, International Fund and Tax Sensitive Growth Fund currently offer Class C Shares.


   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES--EMERGING MARKETS FUND, INTERNATIONAL FUND AND TAX SENSITIVE GROWTH FUND ONLY
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES
   Class X Shares are offered only for the Tax Sensitive Growth Fund and are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Trusts (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Trusts to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Trusts will be accepted on the business day Federal Trusts are wired provided the Federal Trusts are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Trusts directly, the shareholder should complete and mail to Equity Planning an Account Application.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information.


EXCHANGES
   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day.

Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK (TAX-EXEMPT BOND FUND AND EMERGING MARKETS FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");


   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In the case of the International and Emerging Markets Funds, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.

   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax-exempt income, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

   Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   The Tax-Exempt Bond Fund expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Tax-Exempt Bond Fund will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes). An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt Bond Fund with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Tax-Exempt Bond Fund with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

   Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Tax-Exempt Bond Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Fund to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

   Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Exempt Bond Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.


   Distributions by the International, Real Estate, Emerging Markets and Tax Sensitive Growth Funds from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Similarly, any portion of the Tax-Exempt Bond Fund's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Tax-Exempt Bond Fund shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.


   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Fund as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

FOREIGN TAX CREDIT
    The International Fund may incur liability for foreign income and withholding taxes on investment income. The Fund intends to qualify for and may make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Fund will be able to claim a credit or deduction on their U.S. federal income tax returns for, and may treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Fund to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Fund). The shareholders may claim a deduction or credit by reason of the Fund's election subject to the limitations imposed under
Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Fund. Although the International Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that it will be able to do so in the future.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

BACKUP WITHHOLDING
   The Funds may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Funds or who, to a Fund's knowledge, have furnished an incorrect number.

FOREIGN SHAREHOLDERS
   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.


OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Tax-Exempt Bond Fund may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.


   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

                                 THE DISTRIBUTOR

   Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Trust's shares. Philip R. McLoughlin, a Trustee and President of the Trust, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Trust, is a director of Equity Planning; and G. Jeffrey Bohne, Robert A. Driessen and William R. Moyer, officers of the Trust, are officers of Equity Planning.

   The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1998, 1999 and 2000, purchasers of shares of the Funds paid aggregate sales charges of $4,260,271, $1,269,311 and $753,355, respectively, of which the Distributor received net commission of $545,050, $500,085 and $478,029, respectively, for its services, the balance being paid to dealers. For the fiscal year ended November 30, 2000, the Distributor received net commission of $56,512 for Class A Shares and deferred sales charges of $421,517 for Class B and Class C Shares.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

EMERGING MARKETS FUND AND TAX-EXEMPT BOND FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                               4.75%                         4.99%                          4.25%
$50,000 but under $100,000                  4.50                          4.71                           4.00
$100,000 but under $250,000                 3.50                          3.63                           3.00
$250,000 but under $500,000                 2.75                          2.83                           2.25
$500,000 but under $1,000,000               2.00                          2.04                           1.75
$1,000,000 or more                          None                          None                           None

INTERNATIONAL FUND, REAL ESTATE FUND AND TAX SENSITIVE GROWTH FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                               5.75%                         6.10%                          5.25%
$50,000 but under $100,000                  4.75                          4.99                           4.25
$100,000 but under $250,000                 3.75                          3.90                           3.25
$250,000 but under $500,000                 2.75                          2.83                           2.25
$500,000 but under $1,000,000               2.00                          2.04                           1.75
$1,000,000 or more                          None                          None                           None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker-dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

           First $200 million                           .085%
           $200 million to $400 million                 .05%
           $400 million to $600 million                 .03%
           $600 million to $800 million                 .02%
           $800 million to $1 billion                   .015%
           Greater than $1 billion                      .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds, PFPC, Inc. also charges minimum fees and additional fees to each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For services to the Trust during the fiscal years ended November 30, 1998, 1999 and 2000, the Financial Agent received fees of $654,165, $726,919 and $522,242, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   For the fiscal year ended November 30, 2000 the Trust paid Rule 12b-1 Fees in the amount of $1,833,496, of which the Distributor received $1,004,769, unaffiliated broker-dealers received $723,300 and W.S. Griffith & Co., Inc., an affiliate, received $105,427. The Rule 12b-1 payments were used for (1) compensating dealers, $1,508,438, (2) compensating sales personnel, $2,366,299,
(3) advertising, $1,487,358, (4) printing and mailing of prospectuses to other than current shareholders, $14,839, (5) service costs, $118,059 and (6) other, $425,783.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Delaware business trust law.

TRUSTEES AND OFFICERS
   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------

Robert Chesek (66)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                             Funds (1999-present).

E. Virgil Conway (71)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present). Chairman, Accuhealth (1994-present), Trism, Inc.
                                                             (1994-present), Realty Foundation of New York (1972-present), and New
                                                             York Housing Partnership Development Corp. (1985-present), Vice
                                                             Chairman, The Academy of Political Science (1985-present).
                                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                             Director, Duff & Phelps Utilities Tax-Free Income Inc., Duff & Phelps
                                                             Utility and Corporate Bond Trust Inc. (1995-present) and
                                                             Phoenix-Seneca Funds (2000-present). Chairman/Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock
                                                             Fannie Mae Mortgage Securities Fund (1989-1996) and Fund Directions
                                                             (1993-1998).


Harry Dalzell-Payne (71)            Trustee                  Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                                 Mutual Funds (1996-present) and Phoenix-Seneca Funds
Elmore, GLO5, 9623NT                                         (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
U.K.                                                         Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Formerly a Major General of the British Army.


*Francis E. Jeffries (70)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                         Phoenix-Aberdeen Series Inc., Phoenix Duff & Phelps Institutional
 #902                                                        Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Naples, FL 34108                                            (2000-present). Director, Duff & Phelps Utilities Income Inc.
                                                             (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1993-present). Director, The Empire District Electric Company
                                                             (1984-present). Director (1989-1997), Chairman of the Board
                                                             (1993-1997), President (1989-1993), and Chief Executive Officer
                                                             (1989-1995), Phoenix Investment Partners, Ltd.

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------

Leroy Keith, Jr. (61)               Trustee                  Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                                     Carson Products Company. Director/Trustee, Phoenix Funds
Carson Product Company                                       (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
64 Ross Road                                                 Duff & Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                           Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                             (1991-present) and Evergreen International Fund, Inc. (1989-present).
                                                             Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                             Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                             Reserves Trust.

*Philip R. McLoughlin (54)          Trustee and              Chairman (1997-present), Director (1995-present), Vice Chairman
                                    President                (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                             President, Investments (1988-present), Phoenix Home Life Mutual
                                                             Insurance Company. Director/Trustee and President, Phoenix Funds
                                                             (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                             and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                             and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Trustee, Phoenix-Seneca Funds (1999-present).
                                                             Director (1983-present) and Chairman (1995-present), Phoenix
                                                             Investment Counsel, Inc. Director (1984-present) and President
                                                             (1990-1999), Phoenix Equity Planning Corporation. Chairman and Chief
                                                             Executive Officer, Phoenix/Zweig Advisers LLC (1999-present).
                                                             Director, PXRE Corporation (Delaware) (1985-present), and World Trust
                                                             Fund (1991-present). Director and Executive Vice President, Phoenix
                                                             Life and Annuity Company (1996-present). Director and Executive Vice
                                                             President, PHL Variable Insurance Company (1995-present). Director,
                                                             Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director, PHL
                                                             Associates, Inc. (1995-present). Director (1992-present) and
                                                             President (1992-1994), W.S. Griffith & Co., Inc.

Everett L. Morris (71)              Trustee                  Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                               Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                         Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present) and Phoenix-Seneca Funds (2000-present). Director,
                                                             Duff & Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                             & Phelps Utility and Corporate Bond Trust Inc. (1993-present).

*James M. Oates (54)                Trustee                  Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
 Managing Director                                           Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                            (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                                  (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                             Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
 Suite 950                                                   Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Boston, MA 02109                                            (2000-present). Director, AIB Govett Funds (1991-2000). Director,
                                                             Investors Financial Service Corporation (1995-present), Investors
                                                             Bank & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                             (1995-present), Stifel Financial (1996-present), Command Systems,
                                                             Inc. (1998-present), Connecticut River Bancorp Inc. (1999-present),
                                                             CT River Bank (1999-present), 1mind.com (2000-present) and Endowment for Health, Inc. (1999-present). Member, Chief Executives
                                                             Organization (1996-present). Chairman, Emerson Investment Management
                                                             Inc. (2000-present). Vice Chairman, Massachusetts Housing-Partnership
                                                             (1998-2000). Director, Blue Cross and Blue Shield of New Hampshire
                                                             (1994-1999).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------

Herbert Roth, Jr. (72)              Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                                 Mutual Funds (1996-present) and Phoenix-Seneca Funds
Sherborn, MA 01770                                           (2000-present). Director, Boston Edison Company (1978-present),
                                                             Landauer, Inc. (medical services) (1970-present), Tech Ops./Sevcon,
                                                             Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                             (diversified manufacturer) (1985-present). Member, Directors Advisory
                                                             Council, Phoenix Home Life Mutual Insurance Company (1998-present).
                                                             Director, Phoenix Home Life Mutual Insurance Company (1972-1998).

Richard E. Segerson (54)            Trustee                  Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                             Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (69)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                          Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                             Director, UST Inc. (1995-present), HPSC Inc. (1995-present), Duty
                                                             Free International, Inc. (1997-present) and Compuware (1996-present)
                                                             and Burroughs Wellcome Fund (1996-present). Visiting Professor,
                                                             University of Virginia (1997-present). Chairman, Dresing, Lierman,
                                                             Weicker (1995-1996). Governor of the State of Connecticut
                                                             (1991-1995).

Michael E. Haylon (43)              Executive                Director and Executive Vice President, Investments, Phoenix
                                    Vice                     Investment Partners, Ltd. (1995-present). Director (1994-present),
                                    President                President (1995-present), Executive Vice President (1994-1995),
                                                             Vice President (1991-1994), Phoenix Investment Counsel, Inc.
                                                             Director, Phoenix Equity Planning Corporation (1995-present).
                                                             Executive Vice President, Phoenix Funds (1993-present),
                                                             Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds.
                                                             Executive Vice President (1997-present), Vice President (1996-1997),
                                                             Phoenix Duff & Phelps Institutional Mutual Funds.

John F. Sharry (48)                 Executive                President, Retail Division (1999-present), Executive Vice President,
                                    Vice                     Retail Division (1997-present), Phoenix Investment Partners, Ltd.
                                    President                Managing Director, Retail Distribution, Phoenix Equity Planning
                                                             Corporation (1995-1997). Executive Vice President, Phoenix Funds
                                                             (1998-present), Phoenix-Aberdeen Series Fund (1998-present) and
                                                             Phoenix-Seneca Funds (2000-present).

Gail P. Seneca (48)                 Senior Vice              President and Chief Executive and Investment Officer, Seneca
                                    President                Capital Management LLC (1996-present). Managing Director,
                                                             Equities, Phoenix Investment Counsel, Inc. (1998-present). Senior
                                                             Vice President, Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1999-present), The Phoenix Edge Series Fund (1998-present), Phoenix
                                                             Multi-Portfolio Fund (1998-present) and Phoenix Strategic Equity
                                                             Series Fund (1998-present). Managing General Partner and Chief
                                                             Executive and Investment Officer, GMG/Seneca Capital Management LP
                                                             (1989-present). President and Trustee, Phoenix-Seneca Funds
                                                             (1996-present). General Partner, Genesis Merchant Group. LP
                                                             (1990-1996). President, GenCap, Inc. (1994-present).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------


James D. Wehr (43)                  Senior Vice              Senior Vice President, Fixed Income (1998-present), Managing
                                    President                Director (1996-1998), Fixed Income, Vice President (1991-1996), Phoenix
                                                             Investment Counsel, Inc. Senior Vice President (1997-present), Vice
                                                             President (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice
                                                             President (1997-present), Vice President (1990-1997), Phoenix Series
                                                             Fund; Senior Vice President (1997-present), Vice President
                                                             (1993-1997) Phoenix-Goodwin California Tax Exempt Bond Fund and
                                                             Senior Vice President (1997-present), Vice President (1996-1997),
                                                             Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice
                                                             President (1997-present), Phoenix-Goodwin Multi-Sector Fixed Income
                                                             Fund, Phoenix-Goodwin Multi-Sector Short Term Bond Fund,
                                                             Phoenix-Oakhurst Income & Growth Fund and Phoenix-Oakhurst Strategic
                                                             Allocation Fund. Senior Vice President and Chief Investment Officer,
                                                             Duff & Phelps Utilities Tax Free Income, Inc. (1997-present).

David L. Albrycht (39)              Vice                     Managing Director, Fixed Income (1996-present) and Vice President
                                    President                (1995-1996), Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                             Multi-Portfolio Fund (1993-present), Phoenix-Goodwin Multi-Sector
                                                             Short Term Bond Fund (1993-present), Phoenix-Goodwin Multi-Sector
                                                             Fixed Income Fund, (1994-present), and Phoenix Series Fund
                                                             (1997-present).


Robert A. Driessen (53)             Vice President and       Vice President, Compliance, Phoenix Investment Partners, Ltd.
                                    Assistant Secretary      (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                             Series Fund, Phoenix-Duff & Phelps Institutional Mutual Funds and
                                                             Phoenix Seneca Funds (1999-present). Vice President, Risk Management
                                                             Liaison, Bank of America (1996-1999). Vice President, Securities
                                                             Compliance, The Prudential Insurance Company of America (1993-1996).
                                                             Branch Chief/Financial Analyst, Securities and Exchange Commission,
                                                             Division of Investment Management (1972-1993).

Timothy M. Heaney (36)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed Income
                                    President                Research (1996-1997), Investment Analyst (1995-1996), Phoenix
                                                             Investment Counsel, Inc. Vice President, Phoenix Multi-Portfolio Fund
                                                             (1996-present), Phoenix-Goodwin California Tax Exempt Bond Fund
                                                             (1996-present) and Duff & Phelps Utilities Tax Free Income, Inc.
                                                             (1997-present).


Ron K. Jacks (35)                   Vice                     Equity Portfolio Manager, Seneca Capital Management LLC (1996-present).
                                    President                General Partner and Equity Portfolio Manager, GMG/Seneca Capital
                                                             Management LP (1995-present). Managing Director, Equities, Phoenix
                                                             Investment Counsel, Inc. (1998-present). Vice President, The Phoenix
                                                             Edge Series Fund (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present) and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Secretary (1996-1998) and Trustee (1996-1997), Phoenix-Seneca Funds.

Peter S. Lannigan (40)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Vice President (1995-1996), Phoenix
                                                             Investment Counsel, Inc. Vice President, Phoenix Multi-Portfolio
                                                             Fund (1995-present). Director, Public Fixed Income, Phoenix Home
                                                             Life Mutual Insurance Company (1993-1995). Various positions with
                                                             Standard & Poor's Corporation (1989-1993).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------


William R. Moyer (56)               Vice                     Executive Vice President and Chief Financial Officer (1999-present),
                                    President                Senior Vice President and Chief Financial Officer (1995-1999),
                                                             Phoenix Duff & Phelps Corporation. Senior Vice President,
                                                             (1990-present), Director (1998-present), Treasurer (1998-present and
                                                             1994-1996), and Chief Financial Officer Finance (1996-present),
                                                             Phoenix Equity Planning Corporation. Senior Vice President
                                                             (1990-present), Director (1998-present), Chief Financial Officer
                                                             (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President and Chief Financial Officer
                                                             (1996-present), Treasurer (1999-present), Duff & Phelps Investment
                                                             Management Co. Vice President, Phoenix Funds (1990-present),
                                                             Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Aberdeen Series Fund (1996-present). Executive Vice
                                                             President, Phoenix-Seneca Funds (2000-present). Senior Vice President and Chief Financial Officer, W.S. Griffith & Co., Inc. (1992-1995)
                                                             and Townsend Financial Advisers, Inc. (1993-1995).


Richard D. Little (52)              Vice                     Partner, Seneca Capital Management LP (1989-present). Managing
                                    President                Director, Equities, Phoenix Investment Counsel, Inc. (1998-present).
                                                             Phoenix Strategic Equity Series Fund (1998-present), Phoenix
                                                             Multi-Portfolio Fund (1998-present) and Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1999-present).

Michael Schatt (53)                 Vice                     Managing Director, Phoenix Investment Partners, Ltd. (1994-present).
Phoenix Investment                  President                Senior Vice President, Duff & Phelps Investment Management Co.
Partners, Ltd.                                               (1996-present). Vice President, Duff & Phelps Utilities Income, Inc.
55 East Monroe St.                                           (1997-present), and Phoenix Multi-Portfolio Fund (1997-present).
Suite 3600                                                   Director, Real Estate Advisory Practice, Coopers & Lybrand (1990-1994).
Chicago, IL 60603


Nancy G. Curtiss (48)               Treasurer                Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                              Funds (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1995-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                             Phoenix-Seneca Funds (2000-present).


G. Jeffrey Bohne (53)               Secretary                Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                            Co. (1993-present). Senior Vice President (1999-present) and Vice
Greenfield, MA 01301                                         President (1996-1999), Mutual Fund Customer Service; Vice President,
                                                             Transfer Agent Operations (1993-1996), Phoenix Equity Planning
                                                             Corporation. Secretary/Clerk, Phoenix Funds (1993-present), Phoenix
                                                             Duff & Phelps Institutional Mutual Funds (1996-present),
                                                             Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present).


  *Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.


   For services rendered to the Trust for the fiscal year ended November 30, 2000, the Trustees received an aggregate of $113,680. For services on the Boards of Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee costs are allocated equally to each of the series and the funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.


   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                               TOTAL
                                                                                                            COMPENSATION
                                                           PENSION OR                                      FROM TRUST AND
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS            (31 FUNDS)
         NAME                      FROM TRUST           OF TRUST EXPENSES         UPON RETIREMENT         PAID TO TRUSTEES
----------------------             ----------           -----------------         ---------------         ----------------

Robert Chesek                       $ 10,500                                                                  $ 55,000
E. Virgil Conway+                   $ 10,630                                                                  $ 58,000
Harry Dalzell-Payne+                $ 12,050                                                                  $ 63,000
Francis E. Jeffries                 $ 10,000*                                                                 $ 52,000
Leroy Keith, Jr.                    $ 10,500                  None                     None                   $ 55,000
Philip R. McLoughlin+                      -                for any                  for any                     -
Everett L. Morris+                  $ 13,600*               Trustee                  Trustee                  $ 70,750
James M. Oates+                     $ 11,500                                                                  $ 60,500
Herbert Roth, Jr.+                  $  9,700                                                                  $ 51,000
Richard E. Segerson                 $ 12,600*                                                                 $ 66,000
Lowell P. Weicker, Jr.              $ 12,600                                                                  $ 65,000
                                    --------                                                                  --------
                                    $113,680                                                                  $596,250
                                    ========                                                                  ========

----------
  *This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At December 31, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $394,061.85, $189,994.71, $162,293.56 and $136,929.08,
   respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


  +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


   At March 9, 2001, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any class of any of the Funds.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of March 10, 2001 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

  NAME OF SHAREHOLDER                         FUND AND CLASS                      PERCENTAGE OF THE CLASS         NUMBER OF SHARES
  -------------------                         --------------                      -----------------------         ----------------
MLPF&S for the Sole                           International Fund                           11.24%                   220,487.853
Benefit of its Customers                      Class B
Attn: Fund Administration                     International Fund                           12.45%                    27,181.730
4800 Deer Lake Dr. E. 3rd Fl.                 Class C
Jacksonville, FL 32246-6484                   Emerging Markets Bond Fund                    8.08%                   609,902.257
                                              Class B
                                              Emerging Markets Bond Fund                   10.69%                    37,465.108
                                              Class C
                                              Tax-Exempt Bond Fund                         24.58%                   112,601.139
                                              Class B
                                              Tax Sensitive Growth Fund                    35.77%                    79,938.685
                                              Class B
                                              Tax Sensitive Growth Fund                     9.78%                    31,807.746
                                              Class C
                                              Real Estate Securities Fund                   5.02%                    70,542.143
                                              Class A
                                              Real Estate Securities Fund                   5.50%                    49,006.259
                                              Class B

PaineWebber for the Benefit                   International Fund                            5.51%                    12,019.933
Of Grant E. Moulton &                         Class C
Elynne R. Moulton JTWROS
2348 Marsh Court
Santa Rosa, CA  95403-2330

PaineWebber for the Benefit of                Tax Sensitive Growth Fund                     6.19%                    20,140.987
Melinda J. Larkin TTEE                        Class C
FBO Larkin Rev Family Trust
2116 Caroline Ct.
Rocklin, CA  95765-5337

PaineWebber  for the Benefit of               Emerging Markets Bond Fund                   14.55%                   766,002.169
SD Rescue Mission & N. County                 Class A
Interfaith Counsil Unitrust
George R. Wynhoff, TTEE
17474 Frondoso Drive
San Diego, CA  92128-1313

Phoenix Home Life                             Real Estate Securities Fund                  23.93%                   335,945.719
Attn:  Bonnie Mally                           Class A
One American Row
Hartford, CT 06115-2521

Phoenix Home Life                             Tax Sensitive Growth Fund                    36.83%                   270,000.000
Attn:  Pamela Levesque                        Class A
One American Row
Hartford, CT 06115-2521

Elmer J. Krauss Partner                       Emerging Markets Bond Fund                   11.81%                    41,407.504
Krauss Portfolio Ltd.                         Class C
715 N. Sherrill Street
Tampa, FL 33609-1109

Sharon K. Martin TTEE                         Emerging Markets Bond Fund                    6.85%                    24,009.604
Max L. Martin Credit Shelter Trust            Class C
948 N. 1050 Road
Lawrence, KS 66047-9419

  NAME OF SHAREHOLDER                         FUND AND CLASS                      PERCENTAGE OF THE CLASS         NUMBER OF SHARES
  -------------------                         --------------                      -----------------------         ----------------
Donald R. Graham                              Tax-Exempt Bond Fund                          8.37%                    38,350.769
Jacqueline B. Graham JT WROS                  Class B
P.O. Box 21
Spalding, MI 49886-0021

DB Alex Brown LLC                             Tax Sensitive Growth Fund                     5.72%                    27,755.468
FBO 761-01199-14                              Class X
P.O. Box 1346
Baltimore, MD 21203-1346

Fleet National Bank                           Tax Sensitive Growth Fund                    11.51%                    55,865.922
FBO Michael Metcalf                           Class X
TR 1950 Seneca
P.O. Box 92800
Rochester, NY  14692-8900

Fleet National Bank                           Tax Sensitive Growth Fund                    11.51%                    55,865.922
FBO C Metcalf Revli TR-Seneca                 Class X
P.O. Box 92800
Rochester, NY  14692-8900

Fleet National Bank                           Tax Sensitive Growth Fund                    11.51%                    55,865.922
FBO Hannah Metcalf Seneca                     Class X
P.O. Box 92800
Rochester, NY  14692-8900

Fleet National Bank                           Tax Sensitive Growth Fund                    11.51%                    55,865.922
FBO Jesse Metcalf Seneca                      Class X
P.O. Box 92800
Rochester, NY  14692-8900

NFSC FEBO #A7D-350354                         Tax Sensitive Growth Fund                     5.89%                    13,163.675
The John Petonito Family Trust                Class B
C.M. Petonito, K.A. Hobin TTEE
10 Fellsmere Farm Road
Branford, CT  06405-5600

Charles Schwab & Co., Inc.                    Real Estate Securities Fund                   5.68%                    79,714.982
Special Custody Acct for the                  Class A
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122



                             ADDITIONAL INFORMATION

   The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and so on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


FINANCIAL STATEMENTS
   The Financial Statements for the Trust's fiscal year ended November 30, 2000, appearing in the Fund's 2000 Annual Report to Shareholders, are incorporated herein by reference.


REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIANS AND TRANSFER AGENT
   The custodian of the assets of the Tax-Exempt Bond Fund, Real Estate Fund, Emerging Markets Fund and Tax Sensitive Growth Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.


   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $22.25 for each designated daily dividend shareholder account and $17.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PHOENIX-ABERDEEN INTERNATIONAL FUND

                        INVESTMENTS AT NOVEMBER 30, 2000

                                                        SHARES       VALUE
                                                      ----------  ------------
FOREIGN COMMON STOCKS--96.7%

AUSTRALIA--0.3%
QBE Insurance Group Ltd. (Insurance
(Property-Casualty)) ...............................     88,000   $    425,653

BRAZIL--0.2%
Tele Norte Leste Participacoes SA ADR
(Telecommunications (Long Distance)) ...............     17,402        315,411

CANADA--2.0%
Bombardier, Inc. Class B (Aerospace/Defense) .......     85,000      1,233,335
Nortel Networks Corp. (Communications
Equipment) .........................................     40,000      1,510,000
                                                                  ------------
                                                                     2,743,335
                                                                  ------------

DENMARK--1.7%
Danske Bank A/S (Banks (Money Center)) .............    140,000      2,288,033

FRANCE--10.5%
Air Liquide SA (Chemicals (Specialty)) .............      7,131        932,989
Alcatel SA (Communications Equipment) ..............     35,900      1,781,296
Assurances Generales de France
(Insurance (Multi-Line)) ...........................     40,300      2,508,291
Aventis SA (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     32,800      2,573,988
Castorama Dubois Investissement SA
(Retail (Building Supplies)) .......................      8,425      1,906,822
Club Mediterranee SA (Lodging-Hotels) ..............     24,600      2,126,431
Havas Advertising SA (Services (Advertising/
Marketing)) ........................................     71,700        936,219
L'Oreal SA (Household Products (Non-Durable)) ......     21,100      1,687,971
                                                                  ------------
                                                                    14,454,007
                                                                  ------------

                                                        SHARES       VALUE
                                                      ----------  ------------
GERMANY--1.5%
Deutsche Bank AG Registered Shares
(Banks (Money Center)) .............................     29,074   $  2,110,755

HONG KONG--1.7%
Swire Pacific Ltd. Class B (Manufacturing
(Diversified)) .....................................  2,867,500      2,297,838

INDONESIA--0.2%
PT Indonesian Satellite Corp. Tbk
(Telecommunications (Long Distance)) ...............    110,000        103,832
PT Indonesian Satellite Corp. Tbk ADR
(Telecommunications (Long Distance)) ...............     19,145        174,698
                                                                  ------------
                                                                       278,530
                                                                  ------------

ITALY--3.3%
Riunione Adriatica di Sicurta SPA (Insurance
(Multi-Line)) ......................................    175,600      2,338,745
San Paolo - IMI SPA (Banks (Money Center)) .........    138,858      2,155,208
                                                                  ------------
                                                                     4,493,953
                                                                  ------------

JAPAN--16.7%
Asahi Glass Co., Ltd. (Chemicals (Specialty)) ......    146,000      1,434,019
Canon, Inc. (Electronics (Component Distributors)) .     29,000      1,138,834
Circle K Japan Co., Ltd. (Retail (Food Chains)) ....     32,000      1,149,758
Fuji Photo Film Co., Ltd. (Leisure Time (Products))      42,000      1,691,054
Hitachi Credit Corp. (Consumer Finance) ............     52,000      1,147,772
Kao Corp. (Household Products (Non-Durable)) .......     54,000      1,657,471
Matsushita Electric Industrial Co., Ltd. (Electronics
(Component Distributors)) ..........................     62,000      1,556,001
Murata Manufacturing Co., Ltd. (Electronics
(Component Distributors)) ..........................     10,000      1,336,088
Nikko Securities Co., Ltd. (The) (Investment
Banking/Brokerage) .................................    134,000      1,027,036

                        See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                        SHARES       VALUE
                                                      ----------  ------------
JAPAN--CONTINUED
Nippon Telegraph & Telephone Corp. .................
(Telecommunications (Long Distance)) ...............      2,000   $  1,724,275
Orix Corp. (Consumer Finance) ......................     10,000        946,997
Rinnai Corp. (Household Furnishings & Appliances) ..     56,200      1,037,535
Rohm Co., Ltd. (Electronics (Semiconductors)) ......      6,000      1,446,225
Sankyo Co., Ltd. (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     76,000      1,643,207
Sanwa Bank Ltd. (The) (Banks (Money Center)) .......    135,000        972,546
Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty)) .......................................     39,000      1,746,303
Uni-Charm Corp. (Household Products
(Non-Durable)) .....................................     29,000      1,311,623
                                                                  ------------
                                                                    22,966,744
                                                                  ------------

MALAYSIA--0.6%
Carlsberg Brewery Malaysia Berhad (Beverages
(Alcoholic)) .......................................     93,000        254,535
Malaysian Oxygen Berhad (Chemicals (Specialty)) ....    190,000        492,517
Sime UEP Properties Berhad (Homebuilding) ..........     95,000        119,004
                                                                  ------------
                                                                       866,056
                                                                  ------------

MEXICO--1.0%

Fomento Economico Mexicano SA de CV ADR
(Beverages (Alcoholic) .............................      8,500        290,594
Grupo Televisa SA GDR (Broadcasting (Television,
Radio & Cable))(b) .................................      7,500        349,219
Telefonos de Mexico SA de C.V. ADR Series L
(Telecommunications (LongDistance)) ................     15,000        703,125
                                                                  ------------
                                                                     1,342,938
                                                                  ------------

NETHERLANDS--10.9%
ASM Lithography Holding NV (Equipment
(Semiconductors)) ..................................     43,724        917,665
Gucci Group (Textiles (Apparel)) ...................      9,600        915,901
Heineken NV (Beverages (Alcoholic)) ................     31,103      1,680,007
IHC Caland NV (Oil & Gas (Drilling & Equipment)) ...     29,747      1,360,764
KPNQwest NV (Telephone)(b) .........................     46,600        888,376
Koninklijke (Royal) KPN NV (Telecommunications
(Long Distance)) ...................................     49,350        665,005
Koninklijke Ahold NV (Retail (Food Chains)) ........     49,400      1,584,213
Royal Dutch Petroleum Co. (Oil (Domestic
Integrated)) .......................................     37,286      2,236,310
TNT Post Group NV (Air Freight) ....................     74,900      1,796,265
United Pan-Europe Communications NV
(Broadcasting (Television, Radio & Cable)) .........     98,973      1,120,023
VNU NV (Publishing) ................................     41,904      1,831,159
                                                                  ------------
                                                                    14,995,688
                                                                  ------------

                                                        SHARES       VALUE
                                                      ----------  ------------
PHILIPPINES--0.2%
Ayala Land, Inc. (Financial (Diversified)) .........  3,100,000   $    290,488


POLAND--0.2%

Telekomunicja Polska SA GDR (Telecommunications
(Long Distance)) ...................................     49,600        266,600

PORTUGAL--1.1%
Electricidade de Portugal SA (Electric Companies) ..    507,600      1,511,175

SINGAPORE--0.6%
Singapore Airlines Ltd. (Airlines) .................     80,000        770,832

SOUTH AFRICA--0.2%
De Beers (Metals Mining) ...........................     12,224        330,616

SOUTH KOREA--0.7%
Pohang Iron & Steel Co., Ltd. (Iron & Steel) .......     14,700        886,328

SPAIN--7.0%
Altadis SA (Tobacco) ...............................    154,600      2,246,119
Amadeus Global Travel Distribution SA
(Services (Commercial & Consumer))(b) ..............     83,750        634,265
Empresa Nacional de Electricidad SA
(Electric Companies) ...............................    114,700      1,856,136
Repsol YPF SA (Oil & Gas (Refining &
Marketing)) ........................................    114,339      1,869,205
Telefonica SA (Telecommunications
(Long Distance))(b) ................................    134,605      2,114,975
Terra Networks SA (Computers (Networking))(b) ......     63,000        879,654
                                                                  ------------
                                                                     9,600,354
                                                                  ------------

SWEDEN--4.1%
Assa Abloy AB Class B (Machinery (Diversified)) ....     74,460      1,329,028
Svenska Handelsbanken AB Class A
(Banks (Money Center)) .............................    124,900      1,992,693
Telefonaktiebolaget LM Ericsson AB Class B
(Communications Equipment) .........................    205,608      2,347,488
                                                                  ------------
                                                                     5,669,209
                                                                  ------------

SWITZERLAND--9.4%
Credit Suisse Group Registered Shares
(Banks (Money Center)) .............................     13,927      2,427,145
Nestle SA Registered Shares (Foods) ................      1,345      2,921,302
Roche Holding AG (Health Care (Drugs-Major
Pharmaceuticals)) ..................................        246      2,437,678
Swiss Re Registered Shares (Insurance
(Property-Casualty)) ...............................      1,100      2,448,106
Zurich Financial Services AG (Insurance
(Multi-Line)) ......................................      4,800      2,588,391
                                                                  ------------
                                                                    12,822,622
                                                                  ------------

                        See Notes to Financial Statements
12

PHOENIX-ABERDEEN INTERNATIONAL FUND


                                                       SHARES        VALUE
                                                     ----------  -------------

TAIWAN--0.1%
Standard Foods Taiwan Ltd. GDR (Foods)(b) ..........     62,154  $    110,323

THAILAND--0.4%
BEC World Public Co., Ltd. (Entertainment) .........     15,500        79,236
Hana Microelectronics Public Co., Ltd.
(Electronics (Component Distributors)) .............    160,000       412,611
                                                                 ------------
                                                                      491,847
                                                                 ------------

UNITED KINGDOM--22.1%
3i Group PLC (Investment Banking/Brokerage) ........     75,000     1,331,122
Arm Holdings PLC (Electronics
(Semiconductors))(b) ...............................    100,000       623,742
AstraZeneca Group PLC (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     37,100     1,893,340
BP Amoco PLC (Oil (Domestic Integrated)) ...........    355,200     2,761,861
Barclays PLC (Banks (Money Center)) ................     41,000     1,149,060
CGNU PLC (Insurance (Multi-Line)) ..................     90,000     1,358,765
CMG PLC (Computers (Software & Services)) ..........     64,500       804,627
CMG PLC (Computers (Software & Services)) ..........    125,500     1,485,763
Colt Telecom Group PLC (Telephone)(b) ..............     30,000       514,587
FirstGroup PLC (Services (Commercial &
Consumer)) .........................................    165,000       547,918
Glaxo Wellcome PLC (Health Care (Drugs-Major
Pharmaceuticals)) ..................................     61,000     1,778,756
HSBC Holdings PLC (Financial (Diversified)) ........    199,000     2,620,722
Kingfisher PLC (Retail (Specialty)) ................    117,000       762,950
Logica PLC (Computers (Software & Services)) .......     62,694     1,245,135
Manchester Utd PLC (Entertainment) .................    182,860       609,818
National Grid PLC (Electric Companies) .............    140,000     1,230,473
Reuters Group PLC (Publishing) .....................     58,000       853,449
Royal Bank of Scotland Group PLC
(Banks (Money Center)) .............................     55,000     1,130,532
Schroders PLC (Investment Banking/Brokerage) .......     50,000       900,882
Serco Group PLC (Services (Commercial &
Consumer)) .........................................    165,000     1,058,412
Shell Transport & Trading Co. PLC (Oil (Domestic
Integrated)) .......................................    141,624     1,116,256
Shire Pharmaceuticals Group (Health Care
(Diversified))(b) ..................................     42,000       661,478
Vodafone AirTouch PLC (Telecommunications
(Cellular/Wireless)) ...............................    860,000      2,941,156
WPP Group PLC (Services (Advertising/
Marketing)) ........................................     90,000       977,290
                                                                 ------------
                                                                   30,358,094
                                                                 ------------

- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $137,101,319)                                    132,687,429
- -----------------------------------------------------------------------------

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--0.1%

UNITED STATES--0.1%
MIH Ltd. (Broadcasting (Television, Radio &
Cable))(b) .........................................      8,500  $    120,063

- -----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $345,431)                                            120,063
- -----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS --96.8%
(IDENTIFIED COST $137,446,750)                                    132,807,492
- -----------------------------------------------------------------------------

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                             (Unaudited)  (000)
                                             -----------  -----
SHORT-TERM OBLIGATIONS--4.6%

COMMERCIAL PAPER--4.6%

Pitney Bowes Credit Corp. 6.50%, 12/1/00 .....   A-1+    $3,355     3,355,000
Wal-Mart Stores Inc. 6.48%, 12/5/00 ..........   A-1+     2,890     2,887,919
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,242,919)                                        6,242,919
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS --101.4%
(IDENTIFIED COST $143,689,669)                                    139,050,411(a)

Cash and receivables, less liabilities--(1.4%)                     (1,871,974)
                                                                 ------------
NET ASSETS--100.0%                                               $137,178,437
            =====                                                ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $12,730,039 and gross depreciation of $18,116,192 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $144,436,564.
(b) Non-income producing.

                       See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace/Defense ..........................................        0.9%
Air Freight ................................................        1.3
Airlines ...................................................        0.6
Banks (Money Center) .......................................       10.7
Beverages (Alcoholic) ......................................        1.7
Broadcasting (Television, Ratio & Cable) ...................        1.2
Chemicals (Specialty) ......................................        3.5
Communications Equipment ...................................        4.2
Computers (Networking) .....................................        0.7
Computers (Software & Services) ............................        2.7
Consumer Finance ...........................................        1.6
Electric Companies .........................................        3.5
Electronics (Component Distributors) .......................        3.3
Electronics (Semiconductors) ...............................        1.6
Entertainment ..............................................        0.5
Equipment (Semiconductors) .................................        0.7
Financial (Diversified) ....................................        2.2
Foods ......................................................        2.3
Health Care (Diversified) ..................................        0.5
Health Care (Drugs-Major Pharmaceuticals) ..................        7.8
Homebuilding ...............................................        0.1
Household Furnishings & Appliances .........................        0.8
Household Products (Non-Durable) ...........................        3.5
Insurance (Multi-Line) .....................................        6.6%
Insurance (Property-Casualty) ..............................        2.2
Investment Banking/Brokerage ...............................        2.4
Iron & Steel ...............................................        0.7
Leisure Time (Products) ....................................        1.3
Lodging-Hotels .............................................        1.6
Machinery (Diversified) ....................................        1.0
Manufacturing (Diversified) ................................        1.7
Metals Mining ..............................................        0.2
Oil & Gas (Drilling & Equipment) ...........................        1.0
Oil & Gas (Refining & Marketing) ...........................        1.4
Oil (Domestic Integrated) ..................................        4.6
Publishing .................................................        2.0
Retail (Building Supplies) .................................        1.4
Retail (Food Chains) .......................................        2.1
Retail (Specialty) .........................................        0.6
Services (Advertising/Marketing) ...........................        1.4
Services (Commercial & Consumer) ...........................        1.7
Telecommunications (Cellular/Wireless) .....................        2.2
Telecommunications (Long Distance) .........................        4.6
Telephone ..................................................        1.0
Textiles (Apparel) .........................................        0.7
Tobacco ....................................................        1.7
                                                                  -----
                                                                  100.0%
                                                                  =====

                       See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2000
ASSETS
Investment securities at value
   (Identified cost $143,689,669)                                     $139,050,411
Foreign currency at value
   (Identified cost $67,580)                                                67,624
Receivables
   Investment securities sold                                            1,078,158
   Fund shares sold                                                        582,652
   Dividends and interest                                                  147,785
   Tax reclaim                                                             179,587
Prepaid expense                                                              1,194
                                                                      ------------
     Total assets                                                      141,107,411
                                                                      ------------
LIABILITIES
Custodian                                                                  196,452
Payables
   Investment securities purchased                                       2,320,659
   Fund shares repurchased                                               1,037,431
   Investment advisory fee                                                  89,927
   Transfer agent fee                                                       81,808
   Distribution fee                                                         44,345
   Financial agent fee                                                      13,658
   Trustees' fee                                                             6,917
Accrued expenses                                                           137,777
                                                                      ------------
     Total liabilities                                                   3,928,974
                                                                      ------------
NET ASSETS                                                            $137,178,437
                                                                      ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                                                 $130,160,010
Distributions in
  excess of net investment income                                         (691,148)
Accumulated net realized gain                                           12,364,296
Net unrealized depreciation                                             (4,654,721)
                                                                      ------------
NET ASSETS                                                            $137,178,437
                                                                      ============
CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $115,219,495)                                             10,117,674
Net asset value per share                                                   $11.39
Offering price per share $11.39/(1-5.75%)                                   $12.08
CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $19,922,405)                                               1,847,561
Net asset value and offering
  price per share                                                           $10.78
CLASS C
  Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,036,537)                          189,672
Net asset value and offering price per share                                $10.74

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Dividends                                                             $  2,576,842
Interest                                                                   226,732
Foreign taxes withheld                                                    (234,201)
                                                                      ------------
     Total investment income                                             2,569,373
                                                                      ------------
EXPENSES
Investment advisory fee                                                  1,313,364
Distribution fee, Class A                                                  371,985
Distribution fee, Class B                                                  241,896
Distribution fee, Class C                                                   21,320
Financial agent fee                                                        184,153
Transfer agent                                                             412,076
Custodian                                                                  279,744
Printing                                                                   122,833
Professional                                                                47,044
Registration                                                                43,532
Trustees                                                                    24,466
Miscellaneous                                                               18,428
                                                                      ------------
     Total expenses                                                      3,080,841
                                                                      ------------
NET INVESTMENT LOSS                                                       (511,468)
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain on securities                                         14,852,209
Net realized loss on foreign currency
  transactions                                                            (111,847)
Net change in unrealized
  appreciation (depreciation) on
   investments                                                         (30,630,324)
Net change in unrealized
   appreciation (depreciation) on
   foreign currency and foreign
   currency transactions                                                        (6)
                                                                      ------------
NET LOSS ON INVESTMENTS                                                (15,889,968)
                                                                      ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $(16,401,436)
                                                                      ============

                        See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year Ended     Year Ended
                                                                                                        11/30/00       11/30/99
                                                                                                      ------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                                                       $   (511,468)  $    337,148
   Net realized gain (loss)                                                                             14,740,362     27,709,290
   Net change in unrealized appreciation (depreciation)                                                (30,630,330)     7,604,690
                                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         (16,401,436)    35,651,128
                                                                                                      ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                       (1,198,831)      (965,436)
   Net investment income, Class B                                                                         (100,608)       (53,315)
   Net investment income, Class C                                                                          (10,133)          (618)
   Net realized gains, Class A                                                                         (24,713,515)   (34,216,232)
   Net realized gains, Class B                                                                          (3,978,804)    (3,256,281)
   Net realized gains, Class C                                                                            (252,267)            --
                                                                                                      ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                           (30,254,158)   (38,491,882)
                                                                                                      ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (18,272,743 and 43,335,908 shares, respectively)                      244,540,230    603,284,388
   Net asset value of shares issued from reinvestment of distributions
     (1,745,575 and 2,295,281 shares, respectively)                                                     24,106,418     30,104,837
   Cost of shares repurchased (19,751,326 and 46,511,696 shares, respectively)                        (265,228,647)  (650,782,676)
                                                                                                      ------------   ------------
Total                                                                                                    3,418,001    (17,393,451)
                                                                                                      ------------   ------------
CLASS B
   Proceeds from sales of shares (2,471,346 and 2,376,201 shares, respectively)                         31,079,810     31,785,116
   Net asset value of shares issued from reinvestment of distributions
     (261,427 and 225,595 shares, respectively)                                                          3,442,997      2,838,109
   Cost of shares repurchased (2,504,064 and 2,104,335 shares, respectively)                           (31,504,651)   (28,370,576)
                                                                                                      ------------   ------------
Total                                                                                                    3,018,156      6,252,649
                                                                                                      ------------   ------------
CLASS C
   Proceeds from sales of shares (274,593 and 89,026 shares, respectively)                               3,593,767      1,216,206
   Net asset value of shares issued from reinvestment of distributions
     (16,848 and 29 shares, respectively)                                                                  220,882            396
   Cost of shares repurchased (179,409 and 11,415 shares, respectively)                                 (2,263,303)      (166,015)
                                                                                                      ------------   ------------
Total                                                                                                    1,551,346      1,050,587
                                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                             7,987,503    (10,090,215)
                                                                                                      ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                               (38,668,091)   (12,930,969)

NET ASSETS
   Beginning of period                                                                                 175,846,528    188,777,497
                                                                                                      ------------   ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
     AND UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($691,148) AND $594,884, RESPECTIVELY]         $137,178,437   $175,846,528
                                                                                                      ============   ============

                        See Notes to Financial Statements
16

PHOENIX-ABERDEEN INTERNATIONAL FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                      --------------------------------------------------------------------------
                                                       2000             1999             1998             1997             1996
                                                      ------           ------           ------           ------           ------
Net asset value, beginning of period                  $15.33           $15.98           $13.89           $14.48           $12.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                     (0.03)            0.04             0.06             0.03             0.04
   Net realized and unrealized gain (loss)             (1.35)            2.49             3.27             1.01             2.28
                                                      ------           ------           ------           ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                  (1.38)            2.53             3.33             1.04             2.32
                                                      ------           ------           ------           ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.13)           (0.07)           --               (0.29)           --
   Dividends from net realized gains                   (2.43)           (3.11)           (1.24)           (1.34)           (0.04)
                                                      ------           ------           ------           ------           ------
     TOTAL DISTRIBUTIONS                               (2.56)           (3.18)           (1.24)           (1.63)           (0.04)
                                                      ------           ------           ------           ------           ------
Change in net asset value                              (3.94)           (0.65)            2.09            (0.59)            2.28
                                                      ------           ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD                        $11.39           $15.33           $15.98           $13.89           $14.48
                                                      ======           ======           ======           ======           ======
Total return(2)                                       (11.96)%          19.22%           26.17%            8.21%           19.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $115,219         $151,016         $171,463         $131,338         $135,524

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.65 %           1.53%            1.37%            1.56%            1.57%
   Net investment income (loss)                        (0.18)%           0.27%            0.40%            0.22%            0.33%
Portfolio turnover                                        86 %             77%%            104%             167%             151%

                                                                        CLASS B                               CLASS C
                                               ----------------------------------------------------    ---------------------
                                                                                                                    FROM
                                                               YEAR ENDED NOVEMBER 30                    YEAR     INCEPTION
                                               ----------------------------------------------------      ENDED    3/30/99 TO
                                                2000        1999       1998        1997       1996     11/30/00    11/30/99
Net asset value, beginning of period           $14.64      $15.44     $13.56      $14.22     $12.07     $14.65     $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)              (0.13)      (0.07)     (0.05)      (0.08)     (0.05)     (0.13)     (0.08)
   Net realized and unrealized gain (loss)      (1.27)       2.40       3.17        1.00       2.24      (1.26)      1.93
                                               ------      ------     ------      ------     ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS           (1.40)       2.33       3.12        0.92       2.19      (1.39)      1.85
                                               ------      ------     ------      ------     ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.03)      (0.02)        --       (0.24)        --      (0.09)     (0.02)
   Dividends from net realized gains            (2.43)      (3.11)     (1.24)      (1.34)     (0.04)     (2.43)        --
                                               ------      ------     ------      ------     ------     ------     ------
     TOTAL DISTRIBUTIONS                        (2.46)      (3.13)     (1.24)      (1.58)     (0.04)     (2.52)     (0.02)
                                               ------      ------     ------      ------     ------     ------     ------
Change in net asset value                       (3.86)      (0.80)      1.88       (0.66)      2.15      (3.91)      1.83
                                               ------      ------     ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                 $10.78      $14.64     $15.44      $13.56     $14.22     $10.74     $14.65
                                               ======      ======     ======      ======     ======     ======     ======
Total return(2)                                (12.67)%     18.45 %    25.17 %      7.37 %    18.16 %   (12.63)%    14.41 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $19,922     $23,694    $17,315     $10,159     $6,955     $2,037     $1,137

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            2.40 %      2.29 %     2.11 %      2.31 %     2.31 %     2.40 %     2.30 %(3)
   Net investment income (loss)                 (0.93)%     (0.51)%    (0.34)%     (0.55)%    (0.39)%    (0.90)%    (0.85)%(3)
Portfolio turnover                                 86 %        77 %      104 %       167 %      151 %       86 %       77 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                        INVESTMENTS AT NOVEMBER 30, 2000

                                                       SHARES        VALUE
                                                     ----------   -----------
COMMON STOCKS--89.7%

REAL ESTATE INVESTMENT TRUSTS--87.0%

DIVERSIFIED--6.9%
Vornado Realty Trust ...............................     66,000   $ 2,437,875

INDUSTRIAL/OFFICE--46.2%

INDUSTRIAL--12.4%
CenterPoint Properties Corp. .......................     40,500     1,873,125
First Industrial Realty Trust, Inc. ................     44,000     1,408,000
ProLogis Trust .....................................     53,000     1,113,000
                                                                  -----------
                                                                    4,394,125
                                                                  -----------

MIXED--9.6%
Duke-Weeks Realty Corp. ............................     64,474     1,466,783
Reckson Associates Realty Corp. ....................     82,700     1,938,281
                                                                  -----------
                                                                    3,405,064
                                                                  -----------

OFFICE--24.2%
Alexandria Real Estate Equities, Inc. ..............     30,000     1,095,000
Boston Properties, Inc. ............................     65,600     2,783,900
Equity Office Properties Trust .....................     52,000     1,576,250
SL Green Realty Corp. ..............................     20,000       546,250
Spieker Properties, Inc. ...........................     49,000     2,560,250
                                                                  -----------
                                                                    8,561,650
                                                                  -----------

- -----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                            16,360,839
- -----------------------------------------------------------------------------

                                                       SHARES        VALUE
                                                     ----------   -----------
RESIDENTIAL--25.6%

APARTMENTS--25.6%
Apartment Investment & Management Co. ..............     48,000   $ 2,208,000
Avalonbay Communities, Inc. ........................     40,700     1,905,269
Equity Residential Properties Trust ................     15,000       765,000
Essex Property Trust, Inc. .........................     47,400     2,491,462
Smith (Charles E.) Residential Realty, Inc. ........     36,900     1,676,644
                                                                  -----------
                                                                    9,046,375
                                                                  -----------

RETAIL--8.3%

REGIONAL MALLS--4.0%
CBL & Associates Properties, Inc. ..................     30,000       688,125
General Growth Properties, Inc. ....................     13,000       427,375
Macerich Co. (The) .................................     14,800       283,975
                                                                  -----------
                                                                    1,399,475
                                                                  -----------

SHOPPING CENTERS--4.3%
Chelsea GCA Realty, Inc. ...........................     23,000       810,750
Kimco Realty Corp. .................................     17,400       717,750
                                                                  -----------
                                                                    1,528,500
                                                                  -----------
- -----------------------------------------------------------------------------
TOTAL RETAIL                                                        2,927,975
- -----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $25,672,701)                                      30,773,064
- -----------------------------------------------------------------------------

                       See Notes to Financial Statements
                                                                              21

D
PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                       SHARES        VALUE
                                                     ----------   -----------
REAL ESTATE OPERATING COMPANIES--2.7%

DIVERSIFIED--0.0%
Vornado Operating, Inc.(b)                                4,075   $    10,188

LODGING/RESORTS--2.7%
Starwood Hotels & Resorts Worldwide, Inc.                30,000       960,000
- -----------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $910,662)                                            970,188
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $26,583,363)                                      31,743,252
- -----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)
                                           -----------    ------
SHORT-TERM OBLIGATIONS--10.5%

COMMERCIAL PAPER--10.5%
Koch Industries, Inc. 6.54%, 12/1/00 .........  A-1+       $965       965,000
Potomac Electric, Power Co. 6.50%, 12/6/00 ...  A-1+        980       979,115
Receivables Capital Corp. 6.55%, 12/6/00 .....  A-1+        985       984,104
Honeywell, Inc. 6.50%, 12/28/00 ..............  A-1+        800       796,100
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,724,319)                                        3,724,319
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS --100.2%
(IDENTIFIED COST $30,307,682)                                      35,467,571(a)

Cash and receivables, less liabilities--(0.2%)                        (76,364)
                                                                  -----------
NET ASSETS--100.0%                                                $35,391,207
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,488,948 and gross depreciation of $329,059 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $30,307,682.
(b) Non-income producing.


                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2000

ASSETS
Investment securities at value
   (Identified cost $30,307,682)                             $35,467,571
Cash                                                               2,136
Receivables
   Fund shares sold                                               36,042
   Dividends                                                       7,844
Prepaid expenses                                                     343
                                                             -----------
     Total assets                                             35,513,936
                                                             -----------
LIABILITIES
Payables
   Fund shares repurchased                                        20,100
   Transfer agent fee                                             15,583
   Distribution fee                                               15,111
   Investment advisory fee                                         8,637
   Trustees' fee                                                   6,917
   Financial agent fee                                             5,401
Accrued expenses                                                  50,980
                                                             -----------
     Total liabilities                                           122,729
                                                             -----------
NET ASSETS                                                   $35,391,207
                                                             ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                                        $31,362,982
Undistributed net investment income                              328,179
Accumulated net realized loss                                 (1,459,843)
Net unrealized appreciation                                    5,159,889
                                                             -----------
NET ASSETS                                                   $35,391,207
                                                             ===========
CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $22,207,398)                                     1,539,997
Net asset value per share                                         $14.42
Offering price per share $14.42/(1-5.75%)                         $15.30

CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $13,183,809)                                       922,852
Net asset value and offering price per share                      $14.29

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Dividends                                                     $1,638,468
Interest                                                          91,011
                                                              ----------
     Total investment income                                   1,729,479
                                                              ----------
EXPENSES
Investment advisory fee                                          237,476
Distribution fee, Class A                                         47,693
Distribution fee, Class B                                        125,863
Financial agent fee                                               64,659
Transfer agent                                                    73,103
Printing                                                          31,551
Professional                                                      26,082
Trustees                                                          24,466
Registration                                                      16,114
Custodian                                                          6,427
Miscellaneous                                                      7,197
                                                              ----------
     Total expenses                                              660,631
     Less expenses borne by
       investment adviser                                       (154,608)
                                                              ----------
     Net expenses                                                506,023
                                                              ----------
NET INVESTMENT INCOME                                          1,223,456
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                  499,934
Net change in unrealized appreciation (depreciation)
   on investments                                              7,460,596
                                                              ----------
NET GAIN ON INVESTMENTS                                        7,960,530
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $9,183,986
                                                              ==========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                               Year Ended      Year Ended
                                                                                11/30/00        11/30/99
                                                                               -----------    ------------
FROM OPERATIONS
   Net investment income (loss)                                                $ 1,223,456    $  1,436,909
   Net realized gain (loss)                                                        499,934      (1,888,259)
   Net change in unrealized appreciation (depreciation)                          7,460,596      (1,322,055)
                                                                               -----------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   9,183,986      (1,773,405)
                                                                               -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                 (712,002)     (1,076,704)
   Net investment income, Class B                                                 (423,026)       (688,451)
                                                                               -----------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                    (1,135,028)     (1,765,155)
                                                                               -----------    ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (293,359 and 149,096 shares, respectively)      3,851,873       1,804,294
   Net asset value of shares issued from reinvestment of distributions
     (55,989 and 85,480 shares, respectively)                                      652,395         990,008
   Cost of shares repurchased (340,442 and 718,769 shares, respectively)        (4,145,157)     (8,384,839)
                                                                               -----------    ------------
Total                                                                              359,111      (5,590,537)
                                                                               -----------    ------------
CLASS B
   Proceeds from sales of shares (116,715 and 167,405 shares, respectively)      1,497,477       2,005,746
   Net asset value of shares issued from reinvestment of distributions
     (29,324 and 47,858 shares, respectively)                                      337,898         551,622
   Cost of shares repurchased (331,841 and 602,692 shares, respectively)        (4,107,748)     (7,096,425)
                                                                               -----------    ------------
Total                                                                           (2,272,373)     (4,539,057)
                                                                               -----------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                    (1,913,262)    (10,129,594)
                                                                               -----------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                         6,135,696     (13,668,154)

NET ASSETS
   Beginning of period                                                          29,255,511      42,923,665
                                                                               -----------    ------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $328,179 AND $239,751, RESPECTIVELY)                                      $35,391,207    $ 29,255,511
                                                                               ===========    ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                   CLASS A
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30
                                                    ------------------------------------------------------------------------
                                                     2000           1999             1998             1997             1996
                                                    ------         ------           ------           ------           ------
Net asset value, beginning of period                $11.11         $12.25           $16.39           $13.14           $10.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.53           0.51(2)          0.55(2)          0.49(2)          0.53
   Net realized and unrealized gain (loss)            3.26          (1.07)           (3.18)            3.52             2.50
                                                    ------         ------           ------           ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                 3.79          (0.56)           (2.63)            4.01             3.03
                                                    ------         ------           ------           ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.48)         (0.58)           (0.44)           (0.51)           (0.59)
   Dividends from net realized gains                    --             --            (1.07)           (0.25)           (0.02)
                                                    ------         ------           ------           ------           ------
     TOTAL DISTRIBUTIONS                             (0.48)         (0.58)           (1.51)           (0.76)           (0.61)
                                                    ------         ------           ------           ------           ------
Change in net asset value                             3.31          (1.14)           (4.14)            3.25             2.42
                                                    ------         ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD                      $14.42         $11.11           $12.25           $16.39           $13.14
                                                    ======         ======           ======           ======           ======
Total return(1)                                      35.14%         (4.69)%         (17.42)%          31.44%           29.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $22,207        $17,014          $24,686          $36,336          $22,872

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                              1.30%          1.30 %           1.31 %           1.30%            1.30%
   Net investment income (loss)                       4.14%          4.30 %           3.79 %           3.34%            4.55%
Portfolio turnover                                      17%            22 %             11 %             54%              24%



                                                                                          CLASS B
                                                           -----------------------------------------------------------------------
                                                                                   YEAR ENDED NOVEMBER 30
                                                           -----------------------------------------------------------------------
                                                            2000           1999             1998             1997           1996
Net asset value, beginning of period                       $11.04         $12.19           $16.32           $13.10          $10.68
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.42           0.42(2)          0.43(2)          0.38(2)         0.46
   Net realized and unrealized gain (loss)                   3.24          (1.06)           (3.15)            3.50            2.47
                                                           ------         ------           ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                        3.66          (0.64)           (2.72)            3.88            2.93
                                                           ------         ------           ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.41)         (0.51)           (0.34)           (0.41)          (0.49)
   Dividends from net realized gains                           --             --            (1.07)           (0.25)          (0.02)
                                                           ------         ------           ------           ------          ------
     TOTAL DISTRIBUTIONS                                    (0.41)         (0.51)           (1.41)           (0.66)          (0.51)
                                                           ------         ------           ------           ------          ------
Change in net asset value                                    3.25          (1.15)           (4.13)            3.22            2.42
                                                           ------         ------           ------           ------          ------
NET ASSET VALUE, END OF PERIOD                             $14.29         $11.04           $12.19           $16.32          $13.10
                                                           ======         ======           ======           ======          ======
Total return(1)                                             34.05%         (5.38)%         (18.01)%          30.44%          28.25%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                  $13,184        $12,241          $18,237          $23,091          $8,259

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                     2.05%          2.05 %           2.06 %           2.05%           2.05%
   Net investment income (loss)                              3.44%          3.54 %           3.07 %           2.55%           3.95%
Portfolio turnover                                             17%            22 %             11 %             54%             24%

(1) Maximum sales charges are not reflected in the total return calculation
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.79%, 1.75%, 1.52%, 1.54% and 1.88% for the periods ended November 30, 2000, 1999,
    1998, 1997 and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.54%, 2.50%, 2.27%, 2.29% and 2.63% for the periods ended November 30, 2000, 1999,
    1998, 1997 and 1996, respectively.

                        See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                        INVESTMENTS AT NOVEMBER 30, 2000

                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
FOREIGN GOVERNMENT SECURITIES--81.2%

ALGERIA--3.5%
Republic of Algeria 7.688%, 3/4/10(b) ....    NR      $ 3,800   $ 3,040,000

ARGENTINA--21.4%
Republic of Argentina Bocon Pro1 M1,
PIK interest capitalization
2.60%, 4/1/07(b)(e) ......................     B       23,258    15,415,432
Republic of Argentina RegS
11.75%, 2/12/07(e) .......................     B        2,550     2,065,934
Republic of Argentina RegS
8.75%, 7/10/02(e) ........................     B        1,000       880,185
                                                                -----------
                                                                 18,361,551
                                                                -----------
BOSNIA & HERZEGOVINA--1.0%

Bosnia & Herzegovina Series A
2%, 12/11/17(b)(f) .......................    NR        7,102       813,942

BRAZIL--11.2%
Republic of Brazil 11%, 8/17/40(i) .......     B       13,000     9,652,500

BULGARIA--1.7%
Republic of Bulgaria FLIRB Series A
3%, 7/28/12(b) ...........................     B        1,607     1,104,762

Republic of Bulgaria FLIRB Series B
3.50%, 7/28/12(b) ........................     B          508       349,300
                                                                -----------
                                                                  1,454,062
                                                                -----------
COLOMBIA--0.9%
Republic of Colombia
9.75%, 4/23/09 ...........................    Ba        1,000       795,500

                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
ECUADOR--3.1%
Republic of Ecuador 4%, 8/15/30(b) .......   B-(d)    $ 7,336   $ 2,695,980

IVORY COAST--1.1%

Ivory Coast PDI 2%, 3/29/18(b)(h)             NR        5,625       956,250

MEXICO--4.1%
United Mexican States Global Bond
11.50%, 5/15/26                              Baa        3,000     3,555,000

MOLDOVA--1.0%
Republic of Moldova RegS
9.875%, 6/13/02                               B         1,500       862,500

NIGERIA--2.0%
Central Bank of Nigeria Series WW
6.25%, 11/15/20(b)(j)                        NR         2,000     1,155,000
Nigeria Promissory Notes Series RC
5.092%, 1/5/10                               NR         1,174       538,562
                                                                -----------
                                                                  1,693,562
                                                                -----------

PAKISTAN--1.5%
Islamic Republic of Pakistan RegS
10%, 12/13/05                                Caa        2,000     1,260,000

PANAMA--1.5%

Republic of Panama 8.875%, 9/30/27           Ba         1,500     1,250,625

PERU--1.9%
Republic of Peru FLIRB 3.75%, 3/7/17(b)      Ba         1,900     1,026,000

Republic of Peru PDI 4.50%, 3/7/17(b)        Ba         1,000       610,938
                                                                -----------
                                                                  1,636,938
                                                                -----------

                        See Notes to Financial Statements
28

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
PHILIPPINES--2.7%
Republic of Philippines 10.625%, 3/16/25 .    Ba      $ 3,000   $ 2,325,000

RUSSIA--16.7%
Oblast Nizhniy Novgorod RegS PIK interest
capitalization 8.75%, 4/3/05 .............    Caa       7,025     4,232,763

Russian Federation RegS
2.50%, 3/31/30(b) ........................     B       10,000     3,587,500

Russian Federation RegS 8.25%, 3/31/10 ...     B        7,000     4,287,500

Russian Ministry of Finance Series IV
3%, 5/14/03 ..............................    Caa       4,000     2,200,000
                                                                -----------
                                                                 14,307,763
                                                                -----------
UKRAINE--1.5%
Government of Ukraine 11%, 3/15/07(i) ....    Caa       2,000     1,300,000

VENEZUELA--4.4%
Banco Central Venezuela NMB-A
8%, 12/18/05(b) ..........................     B        2,265     1,970,359

Republic of Venezuela 9.25%, 9/15/27(i) ..     B        2,000     1,330,000

Republic of Venezuela FLIRB Series A
7.625%, 3/31/07(b) .......................     B          619       507,613
                                                                -----------

                                                                  3,807,972
                                                                -----------
- ---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $72,392,429)                                    69,769,145
- ---------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--4.1%

ARGENTINA--1.5%
Alto Palmero SA 144A 14.875%, 4/7/05
(Financial (Diversified)(c)(e) ...........   BB(d)      1,000       925,194

Imasac SA 144A 11%, 5/2/05 (Publishing
(Newspapers))(c) .........................     B          580       371,200
                                                                -----------
                                                                  1,296,394
                                                                -----------
COLOMBIA--0.3%
Termoemcali Funding Corp.
10.125%, 12/15/14 (Electric Companies) ...   CCC(d)       495       247,450

MAURITIUS--0.7%
TJIWI Kimia Finance Mauritius Ltd.
10%, 8/1/04 (Paper & Forest Products) ....     B        1,500       615,000


                                            MOODY'S     PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------

MEXICO--1.2%
Maxcom Telecomunicaciones SA de CV
Series B 13.75%, 4/1/07 (Communications
Equipment)(j) ............................    NR      $ 2,000   $ 1,010,000

RUSSIA--0.4%
Metromedia International Group, Inc.
Series B PIK interest capitalization
10.50%, 9/30/07 (Telecommunications
(Cellular/Wireless)) .....................    NR          837       393,377
- ---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $4,517,584) .............                        3,562,221
- ---------------------------------------------------------------------------

                                            SHARES
                                            ------
FOREIGN COMMON STOCKS--13.9%


BRAZIL--3.4%
Embratel Participacoes SA ADR
(Telecommunications (Long Distance)) ............      25,500       307,594

Tele Norte Leste Participacoes SA ADR
(Telecommunications (Long Distance)) ............      24,000       435,000

Telecomunicacoes Brasileiras SA ADR
(Telecommunications (Long Distance)) ............      37,600     2,169,050
                                                                -----------
                                                                  2,911,644
                                                                -----------
MEXICO--3.8%
Grupo Televisa SA GDR (Broadcasting
(Television, Radio & Cable ))(g) ................      19,500       907,969

TV Azteca SA de CV ADR (Broadcasting
(Television, Radio & Cable)) ....................      93,800       938,000

Telefonos de Mexico SA de CV ADR Series L
(Telecommunications (Long Distance)) ............      29,500     1,382,812
                                                                -----------
                                                                  3,228,781
                                                                -----------

RUSSIA--5.2%
AO Tatneft (Oil (International Integrated))......      70,000        27,641

Norilsk Nickel (Metals Mining) ..................      68,300       429,121

OAO Lukoil Holding (Oil (Domestic Integrated)....      52,175       484,485

RAO Unified Energy Systems
  (Electric Companies)...........................  13,850,000     1,113,134

YUKOS Oil Co. (Oil (Domestic Integrated)) .......   1,350,000     2,416,500
                                                                -----------
                                                                  4,470,881
                                                                -----------

                       See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                      SHARES       VALUE
                                                      -------   -----------
SOUTH KOREA--0.7%
Samsung Electronics GDR 144A (Electronics
(Semiconductors))(c) ............................       9,500   $   599,688

TURKEY--0.8%
Haci Omer Sabanci Holding AS (Conglomerates) ....     375,000       703,125
- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $14,868,856)                                    11,914,119
- ---------------------------------------------------------------------------



                                                        NUMBER
                                                          OF
                                                       CONTRACTS
                                                       ---------
OPTIONS--1.0%

Federal Republic of Brazil C Bond 8%, 4/15/14
Call Options 12/18/00 $74
  (Par subject to call $18,000,000) .............          18       132,992

Russian Federation 144A 2.50%, 3/31/30
Call Options 12/18/00 $36.50
  (Par subject to call $26,000,000) .............          26       234,000

Russian Federation 144A 8.25%, 3/31/10
Call Options 1/2/01 $64
  (Par subject to call $16,100,000) .............        16.1       193,200

Russian Federation RegS 2.50%, 3/31/30
Call Options 1/2/01 $36.875
  (Par subject to call $15,380,000) .............       15.38       192,250
- ---------------------------------------------------------------------------
TOTAL OPTIONS
(IDENTIFIED COST $2,772,953)                                        752,442
- ---------------------------------------------------------------------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $94,551,822)                                    85,997,927(a)


Cash and receivables, less liabilities--(0.2%)                     (177,400)
                                                                -----------
NET ASSETS--100.0%                                              $85,820,527
                                                                ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $810,141 and gross depreciation of $10,154,723 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $95,342,509.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualifiedinstitutional buyers. At November 30, 2000, these securities amounted to a value of $1,896,082 or 2.2% of net assets.
(d) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e) Par value represents Argentine Pesos.
(f) Par value represents Deutsche Marks.
(g) Non-income producing.
(h) Security in default.
(i) All or a portion segregated as collateral for swap agreement.
(j) Warrants incorporated as a unit.

                       See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
Investment securities at value
   (Identified cost $94,551,822)                                                       $ 85,997,927
Cash                                                                                      1,424,233
Foreign currency at value
   (Identified cost $2,300,395)                                                           2,295,539
Receivables
   Investment securities sold                                                             8,639,130
   Dividends and interest                                                                 1,762,182
   Fund shares sold                                                                         297,465
Prepaid expense                                                                                 658
                                                                                       ------------
     Total assets                                                                       100,417,134
                                                                                       ------------
LIABILITIES
Net unrealized depreciation on swap agreements                                              378,047
Payables
   Investment securities purchased                                                       13,765,861
   Fund shares repurchased                                                                  224,183
   Investment advisory fee                                                                   55,964
   Distribution fee                                                                          53,640
   Transfer agent fee                                                                        28,284
   Financial agent fee                                                                        9,696
   Trustees' fee                                                                              6,916
Accrued expenses                                                                             74,016
                                                                                       ------------
     Total liabilities                                                                   14,596,607
                                                                                       ------------
NET ASSETS                                                                             $ 85,820,527
                                                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial
  interest                                                                             $136,849,132
Distributions in excess of net
  investment income                                                                         (85,821)
Accumulated net realized loss                                                           (42,005,599)
Net unrealized depreciation                                                              (8,937,185)
                                                                                       ------------
NET ASSETS                                                                             $ 85,820,527
                                                                                       ============
CLASS A
Shares of beneficial interest outstanding,
  $1 par value,  unlimited authorization
  (Net Assets $32,343,693)                                                                4,648,666
Net asset value per share                                                                     $6.96
Offering price per share $6.96/(1-4.75%)                                                      $7.31

CLASS B
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
   (Net Assets $51,111,909)                                                               7,453,151
Net asset value and offering price per share                                                  $6.86

CLASS C
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
   (Net Assets $2,364,925)                                                                  343,010
Net asset value and offering price per share                                                  $6.89


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Interest                                                                               $ 19,591,302
Dividends                                                                                    48,674
Foreign taxes withheld                                                                       (3,704)
                                                                                       ------------
     Total investment income                                                             19,636,272
                                                                                       ------------
EXPENSES
Investment advisory fee                                                                     809,315
Distribution fee, Class A                                                                   110,553
Distribution fee, Class B                                                                   611,424
Distribution fee, Class C                                                                    25,451
Financial agent fee                                                                         128,214
Transfer agent                                                                              156,748
Custodian                                                                                    65,824
Printing                                                                                     53,292
Registration                                                                                 37,405
Professional                                                                                 35,228
Excise tax                                                                                   34,848
Trustees                                                                                     24,467
Miscellaneous                                                                                12,738
                                                                                       ------------
     Total expenses                                                                       2,105,507
     Custodian fees paid indirectly                                                          (3,756)
                                                                                       ------------
     Net expenses                                                                         2,101,751
                                                                                       ------------
NET INVESTMENT INCOME                                                                    17,534,521
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                                           3,983,550
Net realized loss on options                                                             (4,849,105)
Net realized gain on foreign currency
  transactions                                                                              149,904
Net change in unrealized appreciation
(depreciation) on investments                                                           (10,272,886)
Net change in unrealized appreciation
  (depreciation) on swap agreements                                                        (378,047)
Net change in unrealized appreciation
  (depreciation) on foreign currency and
  foreign currency transactions                                                             (55,289)
                                                                                       ------------
NET LOSS ON INVESTMENTS                                                                 (11,421,873)
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                      $  6,112,648
                                                                                       ============

                        See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                    Year Ended         Year Ended
                                                                                                     11/30/00           11/30/99
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $ 17,534,521       $ 16,331,294
   Net realized gain (loss)                                                                            (715,651)         1,213,234
   Net change in unrealized appreciation (depreciation)                                             (10,706,222)         4,772,822
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        6,112,648         22,317,350
                                                                                                   ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                    (5,426,719)        (7,416,057)
   Net investment income, Class B                                                                    (7,165,677)        (7,042,619)
   Net investment income, Class C                                                                      (293,427)          (347,153)
                                                                                                   ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                        (12,885,823)       (14,805,829)
                                                                                                   ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,080,243 and 3,556,835 shares, respectively)                      17,151,609         25,142,286
   Net asset value of shares issued from reinvestment of distributions
     (253,285 and 351,670 shares, respectively)                                                       2,031,781          2,480,258
   Cost of shares repurchased (4,814,460 and 2,574,617 shares, respectively)                        (40,264,397)       (18,206,934)
                                                                                                   ------------       ------------
Total                                                                                               (21,081,007)         9,415,610
                                                                                                   ------------       ------------
CLASS B
   Proceeds from sales of shares (1,661,538 and 3,425,208 shares, respectively)                      13,293,525         24,265,446
   Net asset value of shares issued from reinvestment of distributions
     (320,721 and 446,690 shares, respectively)                                                       2,538,078          3,123,762
   Cost of shares repurchased (2,223,196 and 1,401,581 shares, respectively)                        (18,055,099)         (9,790,280)
                                                                                                   ------------       ------------
   Total                                                                                             (2,223,496)        17,598,928
                                                                                                   ------------       ------------
CLASS C
   Proceeds from sales of shares (169,557 and 462,019 shares, respectively)                           1,385,355          3,316,816
   Net asset value of shares issued from reinvestment of distributions
     (11,634 and 17,681 shares, respectively)                                                            91,969            126,396
   Cost of shares repurchased (232,635 and 253,300 shares, respectively)                             (1,891,344)        (1,856,218)
                                                                                                   ------------       ------------
   Total                                                                                               (414,020)         1,586,994
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (23,718,523)        28,601,532
                                                                                                   ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (30,491,698)        36,113,053

NET ASSETS
   Beginning of period                                                                              116,312,225         80,199,172
                                                                                                   ------------       ------------
   END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME (LOSS) AND
     UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($85,821) AND $1,088,309, RESPECTIVELY)         $ 85,820,527       $116,312,225
                                                                                                   ============       ============

                        See Notes to Financial Statements
32

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS A
                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                       -----------------------------------------------------------------------
                                                         2000            1999           1998           1997              1996

Net asset value, beginning of period                   $ 7.69           $ 7.20         $12.84         $14.80            $10.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          1.32(2)          1.23           1.32           1.38(2)           1.26
   Net realized and unrealized gain (loss)              (1.05)            0.40          (4.22)          0.17              4.56
                                                       ------           ------         ------         ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                    0.27             1.63          (2.90)          1.55              5.82
                                                       ------           ------         ------         ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (1.00)           (1.14)         (1.00)         (1.28)            (1.20)
   Dividends from net realized gains                       --               --          (0.23)         (2.23)               --
   Dividends in excess of net investment income            --               --          (1.16)            --                --
   Return of capital                                       --               --          (0.35)            --                --
                                                       ------           ------         ------         ------            ------
     TOTAL DISTRIBUTIONS                                (1.00)           (1.14)         (2.74)         (3.51)            (1.20)
                                                       ------           ------         ------         ------            ------
Change in net asset value                               (0.73)            0.49          (5.64)         (1.96)             4.62
                                                       ------           ------         ------         ------            ------
NET ASSET VALUE, END OF PERIOD                          $6.96            $7.69          $7.20         $12.84            $14.80
                                                       ======           ======         ======         ======            ======
Total return(1)                                          2.44%           25.63%        (27.20)%        11.91%            60.18%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)              $32,344          $54,849        $41,725        $67,875           $29,661
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.50%(5)         1.56           1.43 %         1.40%             1.50%(3)
   Net investment income (loss)                         16.47%           17.96%         13.74 %         9.90%            10.41%
Portfolio turnover                                        528%             326%           405 %          614%              378%


                                                                                         CLASS B
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30
                                                         ----------------------------------------------------------------------
                                                           2000             1999           1998           1997            1996
Net asset value, beginning of period                     $ 7.60            $ 7.13         $12.77         $14.78          $10.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            1.29(2)           1.17           1.23           1.26(2)         1.19
   Net realized and unrealized gain (loss)                (1.09)             0.40          (4.18)          0.18            4.53
                                                         ------            ------         ------         ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                      0.20              1.57          (2.95)          1.44            5.72
                                                         ------            ------         ------         ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.94)            (1.10)         (0.97)         (1.22)          (1.12)
   Dividends from net realized gains                         --                --          (0.23)         (2.23)             --
   Dividends in excess of net investment income              --                --          (1.16)            --              --
   Return of capital                                         --                --          (0.33)            --              --
                                                         ------            ------         ------         ------          ------
     TOTAL DISTRIBUTIONS                                  (0.94)            (1.10)         (2.69)         (3.45)          (1.12)
                                                         ------            ------         ------         ------          ------
Change in net asset value                                 (0.74)             0.47          (5.64)         (2.01)           4.60
                                                         ------            ------         ------         ------          ------
NET ASSET VALUE, END OF PERIOD                           $ 6.86            $ 7.60         $ 7.13         $12.77          $14.78
                                                         ======            ======         ======         ======          ======
Total return(1)                                            1.60%            24.52%        (27.86)%        11.07%          58.94%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $51,112           $58,453        $37,270        $38,673          $9,713
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.26%(5)          2.31%          2.20 %         2.15%           2.25%(4)
   Net investment income (loss)                           16.10%            17.04%         12.98 %         9.14%           9.79%
Portfolio turnover                                          528%              326%           405 %          614%            378%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.02% for the period ended November 30, 1996.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.77% for the period ended November 30, 1996.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.51% for Class A and would not significantly differ for Class B.

                       See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                 CLASS C
                                                              -------------------------------------------
                                                                                                  FROM
                                                               YEAR ENDED NOVEMBER 30           INCEPTION
                                                              -------------------------        3/26/98 TO
                                                               2000               1999          11/30/98
Net asset value, beginning of period                          $ 7.63             $ 7.17          $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                 1.25(2)            1.17            0.85(4)
   Net realized and unrealized gain (loss)                     (1.05)              0.39           (5.10)
                                                              ------             ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.20               1.56           (4.25)
                                                              ------             ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.94)             (1.10)          (0.66)
   Dividends from net realized gains                              --                 --              --
   Dividends in excess of net investment income                   --                 --              --
   Return of capital                                              --                 --           (0.17)
                                                              ------             ------          ------
     TOTAL DISTRIBUTIONS                                       (0.94)             (1.10)          (0.83)
                                                              ------             ------          ------
Change in net asset value                                      (0.74)              0.46           (5.08)
                                                              ------             ------          ------
NET ASSET VALUE, END OF PERIOD                                $ 6.89             $ 7.63          $ 7.17
                                                              ======             ======          ======
Total return(1)                                                 1.73%             24.40%         (35.33)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $2,365             $3,010          $1,205

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                           2.26%(5)           2.31%           2.29 %(2)
   Net investment income (loss)                                15.99%             16.47%          15.59 %(2)
Portfolio turnover                                               528%               326%            405 %(3)

(1) Maximum sales charges are not reflected in the total return calculation
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                        INVESTMENTS AT NOVEMBER 30, 2000

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
MUNICIPAL BONDS--96.8%

ALABAMA--2.2%
Jefferson County Alabama Sewer Revenue
Bonds Series A 5%, 2/1/33 (FGIC Insured) ....   AAA    $2,000   $ 1,800,160

ALASKA--1.4%
Valdez Marine Terminal Revenue
7%, 12/1/25 (GTY AGMT Insured)(c) ...........   AA+     1,125     1,169,662

ARIZONA--1.2%
Pima County Sewer Revenue 6.75%, 7/1/15
(FGIC Insured) ..............................   AAA       540       551,378
Pima County Sewer Revenue 6.75%, 7/1/15,
Prerefunded 7/1/01 @$101 (FGIC Insured) .....   AAA       460       470,801
                                                                -----------
                                                                  1,022,179
                                                                -----------
ARKANSAS--1.1%
Drew County Public Facilities Board
Series A-2 7.90%, 8/1/11
(FNMA Collateralized) .......................  Aaa(b)     175       184,396

Jacksonville Residential Housing Facilities
Board Series A-2 7.90%, 1/1/11
(FNMA Collateralized) .......................  Aaa(b)     301       315,489

Lonoke County Residential Housing Facilities
Board Series A-2 7.90%, 4/1/11
(FNMA Collateralized) .......................  Aaa(b)     291       313,064

Stuttgart Public Facilities Board Series A-2
7.90%, 9/1/11 (FNMA Collateralized) .........  Aaa(b)     122       127,257
                                                                -----------
                                                                    940,206
                                                                -----------
CALIFORNIA--8.7%
Pittsburg Redevelopment Agency Series A
4.625%, 8/1/21 (AMBAC Insured) ..............   AAA     1,650     1,478,433

Riverside County Series B 8.625%, 5/1/16
(GNMA Collateralized) .......................   AAA     4,300     5,847,570
                                                                -----------
                                                                  7,326,003
                                                                -----------
CONNECTICUT--4.5%
Mashantucket Western Pequot Tribe Special
Revenue Series A 144A 6.50%, 9/1/05(d) ......   AAA       845       916,707

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A 6.50%, 9/1/06(d) ......   AAA       495       544,015

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
CONNECTICUT--CONTINUED
Mashantucket Western Pequot Tribe Special
Revenue Series B 144A 5.60%, 9/1/09(d) ......  Baa(b)  $1,000    $1,011,060

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A  5.50%, 9/1/28(d) .....  Baa(b)   1,500     1,322,235
                                                                -----------
                                                                  3,794,017
                                                                -----------
GEORGIA--5.7%
Atlanta Water and Wastewater Revenue
Series A 5%, 11/1/29 (FGIC Insured) .........   AAA     1,000       913,260

Cartersville Development Authority Revenue
5.625%, 5/1/09 ..............................   A+      2,000     2,059,040

Georgia State General Obligation Series A
7.45%, 1/1/09 ...............................   AAA     1,500     1,772,505
                                                                -----------
                                                                  4,744,805
                                                                -----------
ILLINOIS--5.3%
Chicago Board of Education Series A
6%, 1/1/20 (MBIA Insured) ...................   AAA       500       534,180

Chicago O'Hare International Airport Special
Facility Revenue 8.85%, 5/1/18 ..............   BB+       815       848,545

Cook County Series A 5%, 11/15/28
(FGIC Insured) ..............................   AAA     2,000     1,818,440

Illinois Health Facilities Authority Revenue
Series C 7%, 4/1/08 (FSA Insured) ...........   AAA     1,100     1,240,734

Metropolitan Pier & Exposition Authority
Revenue 6.50%, 6/15/07 (FGIC Insured) .......   AA-        30        31,924
                                                                -----------
                                                                  4,473,823
                                                                -----------
INDIANA--6.0%

Duneland Indiana School Building Corp. ......
4.85%, 2/1/13 (MBIA Insured) ................   AAA     1,355     1,318,022

Indianapolis Public Local Improvement
Revenue Series C 0%, 1/1/03 .................  A(b)     2,500     2,264,575

Indianapolis Public Local Improvement
Revenue Series A 0%, 2/1/05 .................  Aa(b)    1,765     1,444,688
                                                                -----------
                                                                  5,027,285
                                                                -----------

                       See Notes to Financial Statements
38

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
KENTUCKY--3.7%
Kentucky State Turnpike Authority Economic
Development Revenue 0%, 1/1/10
(FGIC Insured) ..............................   AAA    $3,300   $ 2,093,025

Perry County Solid Waste Disposal Revenue
7%, 6/1/24 ..................................  A(b)     1,000     1,040,360
                                                                -----------
                                                                  3,133,385
                                                                -----------
LOUISIANA--2.9%
Louisiana Environmental Facilities Community
Development Authority Revenue
5.25%, 12/1/18 (AMBAC Insured) ..............   AAA     2,500     2,445,600

St. Tammany Public Transportation Financing
Authority Revenue Series A
7%, 6/1/02 (FNMA Collateralized) ............  Aaa(b)      19        19,708
                                                                -----------
                                                                  2,465,308
                                                                -----------
MASSACHUSETTS--2.4%
Massachusetts Bay Transportation Authority
Revenue Series B 6.20%, 3/1/16 ..............   AA      1,000     1,111,960

Massachusetts State Industrial Financing
Agency Revenue 0%, 8/1/05 ...................   A+      1,100       875,864
                                                                -----------
                                                                  1,987,824
                                                                -----------
MICHIGAN--3.2%
St. Johns Public Schools 5.10%, 5/1/25
(FGIC Insured) ..............................   AAA     1,000       959,590

Williamston Community School General
Obligaion 5.50%, 5/1/25 (MBIA Insured) ......   AAA     1,725     1,757,775
                                                                -----------
                                                                  2,717,365
                                                                -----------
MISSISSIPPI--1.9%
Lowndes County Solid Waste Disposal &
Pollution Control Revenue Project A
6.80%, 4/1/22 ...............................    A      1,450     1,590,288

NEVADA--2.1%
Clark County School District General
Obligation Series B 0%, 6/1/03
(MBIA Insured) ..............................   AAA     2,000     1,776,420

NEW JERSEY--2.1%
Camden County Municipal Utilities Authority
Sewer Revenue Series B 0%, 9/1/11
(FGIC Insured) ..............................   AAA     3,000     1,746,720

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
NEW YORK--7.2%
New York General Obligation Series C
5.50%, 11/15/37 .............................    A     $2,000   $ 1,936,040

Niagara Falls Bridge Commission Toll
Revenue Series B 5.25%, 10/1/15
(FGIC Insured) ..............................   AAA     4,000     4,077,480
                                                                -----------
                                                                  6,013,520
                                                                -----------
NORTH CAROLINA--1.8%
North Carolina Municipal Power Agency
Revenue 6%, 1/1/09 (AMBAC Insured) ..........   AAA     1,385     1,495,274

PENNSYLVANIA--8.6%
Delaware Valley Regional Finance Authority
Revenue Series B 5.70%, 7/1/27
(AMBAC Insured) .............................   AAA     2,000     2,047,280

New Castle Area Hospital Authority
Revenue Series A 6.50%, 11/15/09 ............  Ba(b)    1,000       860,380

Pennsylvania State Finance Authority
Revenue 6.60%, 11/1/09 ......................    A      4,000     4,260,320
                                                                -----------
                                                                  7,167,980
                                                                -----------
SOUTH CAROLINA--2.8%
Spartanburg Sanitation Sewer Revenue
Series B 5%, 3/1/24 (MBIA Insured) ..........   AAA     2,520     2,339,996

TENNESSEE--2.0%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue 6%, 12/1/16
(AMBAC Insured) .............................   AAA     1,500     1,634,160

TEXAS--6.6%
Colorado River Municipal District Water
Revenue 8.25%, 1/1/15,
Prerefunded 1/1/01 @$100 ....................   NR        540       541,431

Houston Water and Sewer System Revenue
Series A 5%, 12/1/28 ........................   AAA     2,000     1,823,620

Hurst Euless Bedford Independent School
District General Obligation 4.75%, 8/15/28 ..   AAA     2,000     1,735,680

San Antonio Electric & Gas Revenue
5%, 2/1/12 ..................................   AA         15        15,050

Texas State Public Finance Authority Building
Revenue 6.25%, 8/1/09 (MBIA Insured) ........   AAA     1,250     1,374,550
                                                                -----------
                                                                  5,490,331
                                                                -----------

                       See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
VIRGINIA--4.6%
Pittsylvania County Industrial Development
Authority Revenue Series A
7.30%, 1/1/04 ...............................   NR     $  805   $   824,634

Pittsylvania County Industrial Development
Authority Revenue Series A
7.45%, 1/1/09 ...............................   NR      1,000     1,031,830

Upper Occoquan Regional Sewer Authority
Revenue Series A 5.15%, 7/1/20
(MBIA Insured) ..............................   AAA     2,000     1,968,320
                                                                -----------
                                                                  3,824,784
                                                                -----------
WEST VIRGINIA--3.7%
Upshur County Solid Waste Disposal
Revenue 7%, 7/15/25 .........................   NR      2,000     2,087,140

West Virginia State Housing Development
Fund Revenue 6.625%, 7/1/20
(FHA Insured) ...............................   AA      1,000     1,000,240
                                                                -----------
                                                                  3,087,380
                                                                -----------
WISCONSIN--3.2%
Wisconsin State Clean Water Revenue
Series 1 6.875%, 6/1/11 .....................   AA+       750       872,768

Wisconsin State Health and Education
Facilities Authority Revenue 5%, 8/15/18 ....   AA      2,000     1,847,500
                                                                -----------
                                                                  2,720,268
                                                                -----------
OTHER TERRITORIES--1.9%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Series V
6.625%, 7/1/12 ..............................    A      1,500     1,569,015

- ---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $77,866,066)                                    81,058,158
- ---------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.8%
(IDENTIFIED COST $77,866,066)                                    81,058,158
- ---------------------------------------------------------------------------

                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (Unaudited) (000)      VALUE
                                            ----------  -----   -----------
SHORT-TERM OBLIGATIONS--1.1%

COMMERCIAL PAPER--1.1%
Koch Industries, Inc. 6.54%, 12/1/00 ........  A-1+      $970   $   970,000
- ---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $970,000)                                          970,000
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--97.9%
(IDENTIFIED COST $78,836,066)                                    82,028,158(a)

Cash and receivables, less liabilities--2.1%                      1,719,503
                                                                -----------
NET ASSETS--100.0%                                              $83,747,661
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,918,398 and gross depreciation of $671,278 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $78,781,038.
(b) As rated by Moody's, Fitch or Duff & Phelps.
(c) Variable or step coupon security; interest rate reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At November 30, 2000, these securities amounted to a value of $3,794,017 or 4.5% of net assets.

    At November 30, 2000, 45.4% of net assets in the fund are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 17.3%.

                        See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2000
ASSETS
Investment securities at value
   (Identified cost $78,836,066)                           $82,028,158
Receivables
   Interest                                                  1,084,021
   Fund shares sold                                            897,621
Other receivables                                                9,151
Prepaid expense                                                    930
                                                           -----------
     Total assets                                           84,019,881
                                                           -----------
LIABILITIES
Payables
   Dividend distributions                                       73,200
   Fund shares redeemed                                         62,773
   Investment advisory fee                                      30,353
   Distribution fee                                             19,786
   Transfer agent fee                                           18,986
   Financial agent fee                                           8,147
   Trustees' fee                                                 6,917
Accrued expenses                                                52,058
                                                           -----------
     Total liabilities                                         272,220
                                                           -----------
NET ASSETS                                                 $83,747,661
                                                           ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest           $82,641,889
Undistributed net investment income                            533,574
Accumulated net realized loss                               (2,619,894)
Net unrealized appreciation                                  3,192,092
                                                           -----------
NET ASSETS                                                 $83,747,661
                                                           ===========

CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $78,877,779)                                   7,499,112
Net asset value per share                                       $10.52
Offering price per share $10.52/(1-4.75%)                       $11.04

CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $4,869,882)                                      461,070
Net asset value and offering price per share                    $10.56

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2000
INVESTMENT INCOME
Interest                                                    $5,734,917
                                                            ----------
     Total investment income                                 5,734,917
                                                            ----------
EXPENSES
Investment advisory fee                                        387,724
Distribution fee, Class A                                      202,825
Distribution fee, Class B                                       50,308
Financial agent fee                                            112,272
Transfer agent                                                 100,944
Printing                                                        38,524
Professional                                                    33,454
Registration                                                    25,440
Trustees                                                        24,467
Custodian                                                       10,965
Miscellaneous                                                   15,055
                                                            ----------
     Total expenses                                          1,001,978
                                                            ----------
NET INVESTMENT INCOME                                        4,732,939
                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                690,043
Net change in unrealized appreciation
  (depreciation) on investments                                421,210
                                                            ----------
NET GAIN ON INVESTMENTS                                      1,111,253
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $5,844,192
                                                            ==========

                        See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   Year Ended        Year Ended
                                                                                                    11/30/00          11/30/99
                                                                                                  ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                                   $  4,732,939      $  4,420,473
   Net realized gain (loss)                                                                            690,043        (2,973,183)
   Net change in unrealized appreciation (depreciation)                                                421,210        (5,382,317)
                                                                                                  ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       5,844,192        (3,935,027)
                                                                                                  ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                   (3,897,620)       (4,019,480)
   Net investment income, Class B                                                                     (207,049)         (222,784)
   In excess of net investment income, Class A                                                              --          (713,626)
   In excess of net investment income, Class B                                                              --           (39,554)
                                                                                                  ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                        (4,104,669)       (4,995,444)
                                                                                                  ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,312,100 and 1,486,070 shares, respectively)                     13,426,549        15,836,073
   Net asset value of shares issued from reinvestment of distributions
     (209,149 and 241,813 shares, respectively)                                                      2,152,609         2,604,501
   Cost of shares repurchased (2,646,054 and 2,685,504 shares, respectively)                       (27,119,825)      (28,673,824)
                                                                                                  ------------      ------------
Total                                                                                              (11,540,667)      (10,233,250)
                                                                                                  ------------      ------------
CLASS B
   Proceeds from sales of shares (114,286 and 131,152 shares, respectively)                          1,183,027         1,434,341
   Net asset value of shares issued from reinvestment of distributions
     (8,125 and 9,781 shares, respectively)                                                             84,036           105,939
   Cost of shares repurchased (207,608 and 216,909 shares, respectively)                            (2,138,615)       (2,327,791)
                                                                                                  ------------      ------------
Total                                                                                                 (871,552)         (787,511)
                                                                                                  ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                       (12,412,219)      (11,020,761)
                                                                                                  ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                           (10,672,696)      (19,951,232)

NET ASSETS
   Beginning of period                                                                              94,420,357       114,371,589
                                                                                                  ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AND DISTRIBUTIONS
     IN EXCESS OF NET INVESTMENT INCOME OF $533,574 AND ($70,944), RESPECTIVELY]                  $ 83,747,661      $ 94,420,357
                                                                                                  ============      ============

                        See Notes to Financial Statements
42

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS A
                                                         ---------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                         ---------------------------------------------------------------------
                                                          2000           1999            1998            1997           1996
Net asset value, beginning of period                     $10.29         $11.21          $11.17          $11.28          $11.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.57           0.52            0.57            0.59            0.60
   Net realized and unrealized gain (loss)                 0.16          (0.92)           0.20            0.05           (0.12)
                                                         ------         ------          ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                      0.73          (0.40)           0.77            0.64            0.48
                                                         ------         ------          ------          ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.50)         (0.44)          (0.53)          (0.59)          (0.60)
   Dividends in excess of net investment income           --             (0.08)          (0.11)          --              --
   Dividends from net realized gains                      --             --              (0.09)          (0.16)          --
                                                         ------         ------          ------          ------          ------
     TOTAL DISTRIBUTIONS                                  (0.50)         (0.52)          (0.73)          (0.75)          (0.60)
                                                         ------         ------          ------          ------          ------
Change in net asset value                                  0.23          (0.92)           0.04           (0.11)          (0.12)
                                                         ------         ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                           $10.52         $10.29          $11.21          $11.17          $11.28
                                                         ======         ======          ======          ======          ======
Total return(1)                                            7.25%         (3.66)%          5.75%           6.04%           4.30%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $78,878        $88,770        $107,371        $122,763        $136,558

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.12%          1.01 %          0.97%           0.96%           0.94%
   Net investment income (loss)                            5.54%          4.25 %          4.77%           5.36%           5.42%
Portfolio turnover                                           12%            18 %            14%             15%             27%


                                                                                       CLASS B
                                                        ------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                        --------------------------------------------------------------
                                                         2000          1999          1998          1997          1996
Net asset value, beginning of period                    $10.34        $11.25        $11.22        $11.32        $11.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.50          0.45          0.48          0.50          0.52
   Net realized and unrealized gain (loss)                0.15         (0.93)         0.19          0.06         (0.12)
                                                        ------        ------        ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                     0.65         (0.48)         0.67          0.56          0.40
                                                        ------        ------        ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.43)        (0.37)        (0.45)        (0.50)        (0.52)
   Dividends in excess of net investment income          --            (0.06)        (0.10)        --            --
   Dividends from net realized gains                     --            --            (0.09)        (0.16)        --
                                                        ------        ------        ------        ------        ------
     TOTAL DISTRIBUTIONS                                 (0.43)        (0.43)        (0.64)        (0.66)        (0.52)
                                                        ------        ------        ------        ------        ------
Change in net asset value                                 0.22         (0.91)         0.03         (0.10)        (0.12)
                                                        ------        ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                          $10.56        $10.34        $11.25        $11.22        $11.32
                                                        ======        ======        ======        ======        ======
Total return(1)                                           6.41%        (4.35)%        4.97%         5.13%         3.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                $4,870        $5,651        $7,001        $5,797        $4,762

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.87%         1.76 %        1.69%         1.71%         1.69%
   Net investment income (loss)                           4.77%         3.51 %        3.98%         4.60%         4.68%
Portfolio turnover                                          12%           18 %          14%           15%           27%

(1) Maximum sales charges are not reflected in the total return calculation.

                       See Notes to Financial Statements

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

INVESTMENTS AT NOVEMBER 30, 2000

                                                       SHARES       VALUE
                                                      --------   -----------
COMMON STOCKS--87.2%

AEROSPACE/DEFENSE--3.0%
Boeing Co. (The) ...................................     4,820   $   332,881

BEVERAGES (ALCOHOLIC)--3.0%
Anheuser-Busch Cos., Inc. ..........................     6,900       327,319

BIOTECHNOLOGY--2.5%
Immunex Corp.(b) ...................................     7,300       271,469

BROADCASTING (TELEVISION, RADIO & CABLE)--5.7%
Clear Channel Communications, Inc.(b) ..............     6,052       305,626
General Motors Corp. Class H(b) ....................    14,700       319,578
                                                                 -----------
                                                                     625,204
                                                                 -----------
COMMUNICATIONS EQUIPMENT--5.6%
Corning, Inc. ......................................     5,160       301,860
Scientific-Atlanta, Inc. ...........................     7,630       308,061
                                                                 -----------
                                                                     609,921
                                                                 -----------
COMPUTERS (HARDWARE)--3.9%
Extreme Networks, Inc.(b) ..........................     2,950       151,556
Sun Microsystems, Inc.(b) ..........................     3,560       270,782
                                                                 -----------
                                                                     422,338
                                                                 -----------
COMPUTERS (NETWORKING)--2.7%
Cisco Systems, Inc.(b) .............................     6,280       300,655

COMPUTERS (PERIPHERALS)--2.3%
EMC Corp.(b) .......................................     3,330       247,669

COMPUTERS (SOFTWARE & SERVICES)--2.6%
Microsoft Corp.(b) .................................     5,040       289,170

                                                       SHARES       VALUE
                                                      --------   -----------
CONSUMER FINANCE--2.8%
MBNA Corp. .........................................     8,700   $   310,481

ELECTRIC COMPANIES--1.4%
Southern Energy, Inc.(b) ...........................     6,200       151,125

ELECTRICAL EQUIPMENT--3.8%
General Electric Co. ...............................     8,500       421,281

ELECTRONICS (SEMICONDUCTORS)--2.3%
Intel Corp. ........................................     6,750       256,922

FINANCIAL (DIVERSIFIED)--7.3%
American Express Co. ...............................     6,480       355,995
Citigroup, Inc. ....................................     8,863       441,488
                                                                 -----------
                                                                     797,483
                                                                 -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.6%
Merck & Co., Inc. ..................................     3,900       361,481
Pfizer, Inc. .......................................     8,180       362,476
                                                                 -----------
                                                                     723,957
                                                                 -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--3.6%
HCA-The Healthcare Co. .............................     9,590       397,386

INSURANCE (MULTI-LINE)--3.5%
American International Group, Inc. .................     3,915       379,510

INVESTMENT BANKING/BROKERAGE--2.5%
Schwab (Charles) Corp. (The) .......................     9,955       275,629

NATURAL GAS--2.6%
El Paso Energy Corp. ...............................     4,690       281,693

                       See Notes to Financial Statements
46

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                                       SHARES       VALUE
                                                      --------   -----------
OIL & GAS (DRILLING & EQUIPMENT)--3.1%
Halliburton Co. ....................................    10,120   $   337,755

OIL (INTERNATIONAL INTEGRATED)--2.3%
Exxon Mobil Corp. ..................................     2,870       252,560

RETAIL (DRUG STORES)--2.9%
CVS Corp. ..........................................     5,500       312,813

RETAIL (GENERAL MERCHANDISE)--3.3%
Wal-Mart Stores, Inc. ..............................     7,040       367,400

SERVICES (DATA PROCESSING)--2.6%
Automatic Data Processing, Inc. ....................     4,370       288,420

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.9%
Nextel Communications, Inc. Class A(b) .............     6,630       205,530

TELEPHONE--3.4%
SBC Communications, Inc. ...........................     6,840       375,773
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $10,149,319)                                      9,562,344
- ----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--87.2%
(IDENTIFIED COST $10,149,319)                                      9,562,344
- ----------------------------------------------------------------------------

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------    ------  -----------
SHORT-TERM OBLIGATIONS--16.7%

COMMERCIAL PAPER--16.7%
Koch Industries, Inc. 6.54%, 12/1/00 ........  A-1+       $345   $   345,000

Potomac Electric Power Co. 6.50%, 12/4/00 ...  A-1+        365       364,802

BellSouth Capital Funding Corp.
6.50%, 12/12/00 .............................  A-1+        395       394,215

Special Purpose Accounts Receivable
Cooperative Corp. 6.62%, 1/11/01 ............   A-1        355       352,324

Greenwich Funding Corp. 6.60%, 1/26/01 ......  A-1+        381       377,080

- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,833,430)                                       1,833,421
- ----------------------------------------------------------------------------
TOTAL INVESTMENTS--103.9%
(IDENTIFIED COST $11,982,749)                                     11,395,765(a)

Cash and receivables, less liabilities--(3.9%)                      (428,606)
                                                                 -----------
NET ASSETS--100.0%                                               $10,967,159
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $660,534 and gross depreciation of $1,247,518 for federal income tax purposes. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $11,982,749.

(b) Non-income producing.

                       See Notes to Financial Statements
                                                                              47

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
Investment securities at value
   (Identified cost $11,982,749)                                 $11,395,765
Cash                                                                   1,980
Receivables
   Fund shares sold                                                   48,815
   Receivable from advisor                                            11,297
   Dividends                                                           6,408
                                                                 -----------
     Total assets                                                 11,464,265
                                                                 -----------
LIABILITIES
Payables
   Investment securities purchased                                   425,323
   Transfer agent fee                                                 25,764
   Financial agent fee                                                 3,664
   Trustees' fee                                                       6,928
   Distribution fee                                                    4,138
Accrued expenses                                                      31,289
                                                                 -----------
     Total liabilities                                               497,106
                                                                 -----------
NET ASSETS                                                        10,967,159
                                                                 -----------
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                                             12,171,078
Accumulated net realized loss                                       (616,935)
Net unrealized depreciation                                         (586,984)
                                                                 -----------
NET ASSETS                                                       $10,967,159
                                                                 ===========
CLASS A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $6,053,227)                                            665,193
Net asset value per share                                              $9.10
Offering price per share $9.10/(1-5.75%)                               $9.66

CLASS B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $1,450,258)                                            160,230
Net asset value and offering price per share                           $9.05

CLASS C
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
  (Net Assets $2,161,658)                                            238,857
Net asset value and offering price
  per share                                                            $9.05

CLASS X
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization
   (Net Assets $1,302,016)                                           142,795
Net asset value and offering price per share                           $9.12

                             STATEMENT OF OPERATIONS
                          FROM INCEPTION MARCH 1, 2000
                              TO NOVEMBER 30, 2000
INVESTMENT INCOME
Interest                                                         $    47,867
Dividends                                                             27,072
Foreign taxes withheld                                                   (70)
                                                                 -----------
     Total investment income                                          74,869
                                                                 -----------
EXPENSES
Investment advisory fee                                               38,773
Distribution fee, Class A                                              7,629
Distribution fee, Class B                                              6,037
Distribution fee, Class C                                             10,512
Financial agent fee                                                   32,944
Transfer agent                                                        69,428
Trustees                                                              18,353
Professional                                                          15,476
Registration                                                          11,808
Printing                                                               7,652
Custodian                                                              5,177
Miscellaneous                                                          6,372
                                                                 -----------
     Total expenses                                                  230,161
     Less expenses borne by investment
       advisor                                                      (149,112)
                                                                 -----------
     Net expenses                                                     81,049
                                                                 -----------
NET INVESTMENT LOSS                                                   (6,180)
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                                     (616,935)
Net change in unrealized
  appreciation (depreciation)
  on investments                                                    (586,984)
                                                                 -----------
NET LOSS ON INVESTMENTS                                           (1,203,919)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                $(1,210,099)
                                                                 ===========

                        See Notes to Financial Statements
48

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  From Inception
                                                                                3/1/00 to 11/30/00
                                                                                ------------------
FROM OPERATIONS
   Net investment income (loss)                                                    $    (6,180)
   Net realized gain (loss)                                                           (616,935)
   Net change in unrealized appreciation (depreciation)                               (586,984)
                                                                                   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (1,210,099)
                                                                                   -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of 672,294 shares                                             6,741,027
   Cost of 7,101 shares repurchased                                                    (75,073)
                                                                                   -----------
Total                                                                                6,665,954
                                                                                   -----------
CLASS B
   Proceeds from sale of 160,230 shares                                              1,629,449
                                                                                   -----------
Total                                                                                1,629,449
                                                                                   -----------
CLASS C
   Proceeds from sale of 245,409 shares                                              2,474,333
   Cost of 6,552 shares repurchased                                                    (65,558)
                                                                                   -----------
Total                                                                                2,408,775
                                                                                   -----------
CLASS X
   Proceeds from sale of 144,344 shares                                              1,489,080
   Cost of 1,549 shares repurchased                                                    (16,000)
                                                                                   -----------
Total                                                                                1,473,080
                                                                                   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        12,177,258
                                                                                   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                            10,967,159

NET ASSETS
   Beginning of period                                                                      --
                                                                                   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0]      $10,967,159
                                                                                   ===========

                        See Notes to Financial Statements
                                                                              49

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                       CLASS A          CLASS B         CLASS C          CLASS X
                                                      -----------------------------------------------------------
                                                        FROM             FROM            FROM             FROM
                                                      INCEPTION        INCEPTION       INCEPTION        INCEPTION
                                                      3/1/00 TO        3/1/00 TO       3/1/00 TO        3/1/00 TO
                                                      11/30/00         11/30/00        11/30/00         11/30/00
Net asset value, beginning of period                   $10.00           $10.00           $10.00           $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                       0.01            (0.06)           (0.07)            0.03
   Net realized and unrealized gain (loss)              (0.91)           (0.89)           (0.88)           (0.91)
                                                       ------           ------           ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                   (0.90)           (0.95)           (0.95)           (0.88)
                                                       ------           ------           ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income                    --               --               --               --
   Dividends from net realized gains                       --               --               --               --
                                                       ------           ------           ------           ------
     TOTAL DISTRIBUTIONS                                   --               --               --               --
                                                       ------           ------           ------           ------
Change in net asset value                               (0.90)           (0.95)           (0.95)           (0.88)
                                                       ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD                         $ 9.10           $ 9.05           $ 9.05           $ 9.12
                                                       ======           ======           ======           ======
Total return(1)                                         (9.00)%(3)       (9.50)%(3)       (9.50)%(3)       (8.80)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)               $6,053           $1,450           $2,162           $1,302

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                 1.35%(2)         2.10%(2)         2.10%(2)         1.10%(2)
   Net investment income (loss)                          0.13%(2         (0.69)%(2)       (0.71)%(2)        0.33%(2)
Portfolio turnover                                         41%(3)           41%(3)           41%(3)           41%(3)

(1) Maximum sales charges are not reflected in total return calculation
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.23% for Class A, 4.98% for Class B, 4.98% for Class C and 3.98% for Class X, for the period ended November 30, 2000.

                       See Notes to Financial Statements
50

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

   Effective November 16, 2000, Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware Business Trust. Prior to that date, the Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. To date, five Funds are offered for sale: International Fund, Real Estate Securities Fund, Emerging Markets Bond Fund, Tax-Exempt Bond Fund and Tax Sensitive Growth Fund. Each Fund has distinct investment objectives. The International Fund seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Fund seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Tax Sensitive Growth Fund seeks as its investment objective appreciation of capital consistent with maximizing after-tax returns.
   The Trust offers both Class A and Class B shares on each Fund. Additionally, the Trust offers two additional classes of shares, Class C on International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund and Class X on Tax Sensitive Growth Fund. Class X shares are sold without a sales charge. Effective April 3, 2000 Class A shares of International, Real Estate Securities and Tax Sensitive Growth Fund are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge for those funds was 4.75%. Class A shares of the Emerging Markets Bond and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Fund which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.
   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not effect the Trust's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. To the extent that any Fund does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   The International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At November 30, 2000, the Funds had no forward currency contracts.

   G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At November 30, 2000, the Funds had no futures contracts.

H. OPTIONS:

   Each Fund (other than Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Funds may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

I. LOAN AGREEMENTS:

   The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At November 30, 2000, the Trust had no loan agreements.

J. SECURITY LENDING:

  The Trust (with the exception of the Real Estate Securities Fund) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers Harriman, custodian for the International Fund. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 2000, the Trust had no securities on loan.

K. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

M. SWAP AGREEMENTS:

   The Emerging Market Bond Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the funds custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.
   At November 30, 2000, the Emerging Markets Bond Fund had the following Swap agreements outstanding:
                                                                    Unrealized
                                                                   Appreciation
Notional Amount                                                   (Depreciation)
- ---------------                                                 --------------
$4,500,000   Agreement with Morgan Stanley dated November 7,
             2000 to receive 8.2% per year times the notional
             amount. The fund pays only upon a default event in
             the Russian Federation, the notional amount times
             the difference between the par value and the then
             market value of Russian Federation RegS 8.25% bond
             due March 31, 2010.                                     $(378,047)
                                                                     ---------
                                                                     $(378,047)
                                                                     ---------

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") and Duff & Phelps Investment Management Co. ("DPIM"), an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                       1st         $1-2          $2 +
                                   $1 Billion     Billion       Billion
                                   ----------     -------       -------
International Fund ...............    0.75%        0.70%         0.65%
Real Estate Securities Fund ......    0.75%        0.70%         0.65%
Emerging Markets Bond Fund .......    0.75%        0.70%         0.65%
Tax-Exempt Bond Fund .............    0.45%        0.40%         0.35%
Tax Sensitive Growth Fund ........    0.75%        0.70%         0.65%

   DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2001, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B shares.
   PIC has agreed to voluntarily reimburse the Tax Sensitive Growth Fund through March 31, 2001, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.10% of the average daily net assets for Class X Shares, 1.35% of the average daily net assets for Class A shares, 2.10% of the average daily net assets for Class B shares and 2.10% of the average daily net assets for Class C shares.
   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the International Fund, Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Seneca Capital Management LLC ("Seneca") is subadvisor to the Tax Sensitive Growth Fund, a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. For its services, Seneca is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix Tax Sensitive Growth Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $56,512 for Class A shares and deferred sales charges of $407,117 for Class B shares and $14,400 for Class C shares for the year ended November 30, 2000. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 2000, $1,004,769 was retained by the Distributor and $723,300 was paid out to unaffiliated participants and $105,427 was paid to W.S. Griffith, an indirect subsidiary of PHL.
   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended November 30, 2000, financial agent fees were $522,242 of which PEPCO received $194,300. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 2000, transfer agent fees were $812,299 of which PEPCO retained $350,334 which is net of fees paid to State Street.
   At November 30, 2000 PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:
                                                   Aggregate
                                                   Net Asset
                                    Shares           Value
                                   --------       ----------
International Fund
        --Class C ...............    9,308        $   99,968
Real Estate Securities Fund
        --Class A ...............  556,076         8,018,616
        --Class B ...............   13,179           188,328
Emerging Markets Bond Fund
        --Class A ...............  461,556         3,212,430
        --Class B ...............   17,508           120,105
Tax-Exempt Bond Fund
        --Class A ...............      294             3,093
Tax-Sensitive Growth Fund
        --Class A ...............  270,000         2,457,000
        --Class B ...............   10,000            90,500
        --Class C ...............   10,000            90,500
        --Class X ...............   10,000            91,200

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended November 30, 2000 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                    Purchases             Sales
                                    ---------             -----
International Fund .............   $143,702,247        $164,112,905
Real Estate Securities Fund ....      5,243,428          10,303,944
Emerging Markets Bond Fund .....    565,827,930         595,551,074
Tax-Exempt Bond Fund ...........      9,921,168          23,022,477
Tax Sensitive Growth Fund ......     13,460,261           2,694,017

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (CONTINUED)

4. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts. Given the uncertain economic condition of Russia and the defaults that have occurred, there is no guarantee that continued payments on Russian government bonds will be made.

5. CAPITAL LOSS CARRYOVERS

   The following Funds have capital loss carryovers which may be used to offset future capital gains.
                                                                          Tax
                Real Estate         Emerging         Tax-Exempt        Sensitive
 Expiration      Securities       Markets Bond         Bond             Growth
     Date          Fund              Fund              Fund              Fund
 ----------     ----------        -----------        ----------        --------
    2006 ...... $       --        $31,829,052        $       --        $     --
    2007 ......  1,459,843          4,141,783         2,619,894              --
    2008 ......         --                 --                --         616,935
                ----------        -----------        ----------        --------
      Total     $1,459,843        $35,970,835        $2,619,894        $616,935
                ==========        ===========        ==========        ========

   For the year ended November 30, 2000, the Real Estate Securities Fund, Emerging Markets Bond Fund and the Tax-Exempt Bond Fund were able to utilize losses deferred in the prior year against current year capital gains in the amount of $499,934, $11,010,743 and $736,369, respectively.

6. RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, each Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                        Capital paid
                                 Undistributed       Accumulated         in on shares
                                 net investment      net realized       of beneficial
                                     income           gain (loss)         interest
                                 --------------      ------------       -------------

International Fund ...........   $   535,008          $ (535,008)        $     --
Emerging Markets Bond Fund....    (5,822,828)          5,751,080           71,748
Tax-Exempt Bond Fund .........       (23,752)             45,059          (21,307)
Tax Sensitive Growth Fund.....         6,180                  --           (6,180)

TAX NOTICE (UNAUDITED)

   For the fiscal year ended November 30, 2000, the Tax-Exempt Bond Fund distributed $3,994,295 of exempt-interest dividends.

   For the fiscal year ended November 30, 2000 the following Fund distributed long-term capital gains dividends:

International Fund ................................................  $15,767,123

This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHICS OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Multi-Portfolio Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Fund (constituting Phoenix Multi-Portfolio Fund, hereinafter referred to as the "Trust") at November 30, 2000, and the results of each of their operations, the changes in each of their net assets and the financialhighlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financialstatements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


/s/ Signature
    PricewaterhouseCoopers

Boston, Massachusetts
January 12, 2001

                          PHOENIX MULTI-PORTFOLIO FUND

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS


          a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 31 on November 30, 2000 and incorporated herein by reference.

          b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 31 on November 30, 2000 and incorporated herein by reference.


          c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

          d.1 Form of Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. covering the Phoenix Goodwin Tax-Exempt Bond Fund and Phoenix-Aberdeen International Fund, filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 20, on March 28, 1997, and incorporated herein by reference.

          d.2 Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. dated February 28, 1995, and assigned March 2, 1998 to Duff & Phelps Investment Management Co., filed via EDGAR as Exhibit 5.2 with Post-Effective Amendment No. 23 on March 27, 1998, and incorporated herein by reference.

          d.3 Subadvisory Agreement dated November 19, 1997 among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Phoenix-Duff & Phelps Real Estate Securities Fund, filed via EDGAR as Exhibit 5.4 with Post-Effective Amendment No. 23 on March 27, 1998, and incorporated herein by reference.

          d.4 Subadvisory Agreement dated October 27, 1998 between Registrant and Aberdeen Fund Managers Inc., covering Phoenix-Aberdeen International Fund, filed via EDGAR as Exhibit d.5 with Post-Effective Amendment No. 24 on January 27, 1999, and incorporated herein by reference.

          d.5 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering Phoenix-Seneca Tax Sensitive Growth Fund, filed via EDGAR as Exhibit d.6 with Post-Effective Amendment No. 29 on February 28, 2000 and incorporated herein by reference.

          d.6 Form of Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management, LLC covering Phoenix-Seneca Tax Sensitive Growth Fund, filed via EDGAR as Exhibit d.7 with Post-Effective Amendment No. 29 on February 28, 2000 and incorporated herein by reference.

          e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 23 on March 27, 1998, and incorporated herein by reference.

          e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement, filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds, filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          f.     None.

          g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          g.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the Phoenix International Portfolio, filed via EDGAR as Exhibit 8.2 with Post-Effective Amendment No. 20, on March 28, 1997, and incorporated herein by reference.

          h.1 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          h.2 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, filed via EDGAR as Exhibit
                 9.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          h.3 Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 20, and incorporated herein by reference.

          h.4 First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998, filed via EDGAR with Post-Effective Amendment No. 26 on September 20, 1999, and incorporated herein by reference.

          h.5 Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998, filed via EDGAR with Post-Effective Amendment No. 26 on September 20, 1999, and incorporated herein by reference.


          i. Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment No. 31 on November 30, 2000 and incorporated herein by reference.

          j.*    Consent of Independent Accountants filed via EDGAR herewith.


          k.     Not applicable.

          l. Initial Capital Agreement, filed via EDGAR as Exhibit 13 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          m.2 Class B Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR with Post Effective Amendment No. 30 on September 11, 2000 and incorporated herein by reference.

          m.3 Class C Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR with Post Effective Amendment No. 30 on September 11, 2000 and incorporated herein by reference.

          n.27   Financial Data Schedules.

          o.1 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective December 1, 1998, filed via EDGAR with Post-Effective Amendment No. 29 on February 28, 2000 and incorporated herein by reference.

          o.2 First Amendment to the Amended and Restated Rule 18f-3 Plan, dated February 24, 2000, filed via EDGAR with Post-Effective Amendment No. 29 on February 28, 2000 and incorporated herein by reference.

          p.1 Codes of Ethics of the Trust, Advisers, Subadvisors, and Distributors filed via EDGAR with Post Effective Amendment No. 30 on September 11, 2000 and incorporated herein by reference.

          q.1 Power of Attorney for Mr. Roth, filed via EDGAR with Post-Effective Amendment No. 24 on January 27, 1999 and incorporated herein by reference.

          q.2 Powers of Attorney for all other Trustees filed via EDGAR with Post Effective Amendment No. 30 on September 11, 2000 and incorporated herein by reference.

----------
    * Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    None.

ITEM 25. INDEMNIFICATION
    The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS
    See "Management of the Fund" in the Prospectus and "The Investment Advisers" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER
    (a) Equity Planning also serves as the principal underwriter for the following other registrants:

    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------
Michael E. Haylon                                     Director                                     Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and Chairman                        Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                                      Director, Executive Vice President,          Vice President
56 Prospect St.                                       Chief Financial Officer and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                        President,                                   Executive
56 Prospect St.                                       Retail Distribution                          Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Barry Mandinach                                       Executive Vice President,                    None
900 Third Avenue                                      Chief Marketing Officer,
New York, NY 10022                                    Retail Division

Robert Tousingnant                                    Executive Vice President,                    None
56 Prospect Street                                    Chief Sales Officer
P.O. Box 150480                                       Retail Division
Hartford, CT 06115-0480

G. Jeffrey Bohne                                      Senior Vice President,                       Secretary
101 Munson Street                                     Mutual Fund
P.O. Box 810                                          Customer Service
Greenfield, MA 01302-0810

Robert S. Driessen                                    Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------
Jacqueline M. Porter                                  Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Phoenix Investment Counsel, Inc. and Duff & Phelps Investment Management Co.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodians, State Street Bank and Trust Company and Brown Brothers Harriman & Co. (custodian for the Phoenix-Aberdeen International Fund). The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; and Duff & Phelps Investment Management Co. is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford CT 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds; the address of custodian State Street Bank and Trust Company is P.O. Box 351, Boston, Massachusetts 02101; and the address for the custodian of the Phoenix-Aberdeen International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES
    None.

ITEM 30. UNDERTAKINGS
    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of March, 2001.



                                                    PHOENIX MULTI-PORTFOLIO FUND

ATTEST: /S/    PAMELA S. SINOFSKY                   BY: /S/ PHILIP R. MCLOUGHLIN
               ------------------                       ------------------------

               PAMELA S. SINOFSKY                           PHILIP R. MCLOUGHLIN
               ASSISTANT SECRETARY                          PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 28th day of March, 2001.


                     SIGNATURE                                                          TITLE
                     ---------                                                          -----
                                                                                Trustee
       ---------------------------------------
       Robert Chesek*
                                                                                Trustee
       ---------------------------------------
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                                                     Treasurer (principal
       ---------------------------------------                                  financial and
       Nancy G. Curtiss                                                         accounting officer)

                                                                                Trustee
       ---------------------------------------
       Harry Dalzell-Payne*

                                                                                Trustee
       ---------------------------------------
       Francis E. Jeffries*

                                                                                Trustee
       ---------------------------------------
       Leroy Keith, Jr.*


       /s/ Philip R. McLoughlin                                                 Trustee and
       ---------------------------------------                                  President
       Philip R. McLoughlin

                                                                                Trustee
       ---------------------------------------
       Everett L. Morris*

                                                                                Trustee
       ---------------------------------------
       James M. Oates*

                                                                                Trustee
       ---------------------------------------
       Herbert Roth, Jr.*

                                                                                Trustee
       ---------------------------------------
       Richard E. Segerson*

                                                                                Trustee
       ---------------------------------------
       Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    ------------------------
* Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.

                                       S-1